                         SCHEDULE 1.2 (to EXHIBIT 10.1)

                                  FUNDED DEBT


1. As of November 10, 1997, the Company owed Bank One Texas, N.A. $21,889,414.78, plus interest of $3,296.18 per day for each day thereafter.

2. As of November 7, 1997, the Company owed NationsBank of Texas, N.A. $327,145.82, plus interest of $54.1667 per day for each day thereafter.

                         SCHEDULE 1.9 (to EXHIBIT 10.1)

                                  RESIGNATIONS

Person                                       Positions
------                                       ---------

T.W. Moore                                   President and Director
Betty Moore                                  Secretary, Treasurer and Director
Roy J. Moore                                 Vice President
Thomas F. Moore                              Vice President
Carl Moore                                   Vice President

No severance payments are due as of result of the resignations.

                         SCHEDULE 2.8 (to EXHIBIT 10.1)

                                EXCLUDED ASSETS

(1)      Dallas Cowboy bonds and Dallas Cowboy ticket rights

(2)      KENNEDALE PROPERTY

         Being two tracts of land out of the David Strickland Survey Abstract No. 1378, Kennedale, Tarrant County, Texas as conveyed to Brown and Blakney, Inc. by deeds recorded in Volume 5457, page 760 (Tracts I and
         II) and Volume 4737, page 3 (Tracts 1 and 2) of the Deed Records of Tarrant County, Texas and Tracts A and B being more particularly described as follows:

         TRACT 1:

         BEGINNING at a found Texas Department of Transportation concrete monument (THD MON.) in northeast right-of-way of the Mansfield Highway (US 287) as conveyed to the State of Texas by deed recorded in Volume 11409, page 2348 of the Deed Records of Tarrant County, Texas and being in the northwest right-of-way of a tract conveyed to Texas Electric Service Company by deeds recorded in Volume 2342, page 453 and Volume 3954, page 412 of the Deed Records of Tarrant County, said point being N 47 degrees 41' E, 41.5 ft. from a found 5/8 inch iron pin at the original south corner of the said Tract I;

         THENCE with the following courses along the said Mansfield Highway right-of-way, N 42 degrees 43' W, 113.2 ft. to a found THD MON; N
         39 degrees 10' W, 100.1 ft. to found THD MON; N 42 degrees 01' W, 365.4 ft. to a found THD MON in the southeast right-of-way of Gilman Road as conveyed to the City of Kennedale by deed recorded in Volume 6274, page 732 of the Deed Records of Tarrant County;

         THENCE with the following courses along the southeast and south right-of-way the said Gilman Road, N 47 degrees 50' E, 142.3 ft. to a set 5/8 inch iron pin; N 89 degrees 41' E, 864.0 ft. to a set 5/8 inch iron pin in the northwest line of the said Texas Electric tract;

         THENCE S 47 degrees 41' W, with the northwest line of the said Texas Electric tract 791.0 ft. to the place of beginning and containing 6.19 acres of land.

         TRACT 2:

         BEGINNING at a found THD MON in northeast right-of-way of the said Mansfield Highway as conveyed to the State of Texas by deed recorded in Volume 11409, page 2353 of the Deed Records of Tarrant County and being in the southeast line of the said Texas Electric tract said point being N 47 degrees 41' E, 43.5 ft. from a found 5/8 inch iron pin at the original west corner of the said Tract II;

         THENCE N 47 degrees 41' E, with the southeast line o the said Texas Electric tract, 881.0 ft. to a set 5/8 inch iron pin in the south right-of-way for the said Gilman Road and being on a curve from which the center of said curve bears N 12 degrees 56' W, 237.1 ft.;

         THENCE northeasterly with said curve through a central angle of 23 degrees 39' for a distance of 97.8 ft. to a set 5/8 inch iron pin at the end of said curve;

         THENCE N 53 degrees 25' E, 2.8 ft. to a set 5/8 inch iron pin;

         THENCE S 37 degrees 59' E, at 673.9 ft. a found 5/8 inch iron pin in all 757.7 ft. to the approximate center of Village Creek;

         THENCE with the approximate center of Village Creek, S 77 degrees 32' W, 394.0 ft.; S 64 degrees 56' W, 331.1 ft. and S 62 degrees 13' W.
         151.9 ft.;

         THENCE S 89 degrees 21' W, at 89.3 ft. a set 5/8 inch iron pin, in all
         183.0 ft. to a found THD MON in the northeast right-of-way of the said Mansfield Highway;

         THENCE with the following courses along the said Highway right-of-way, N 42 degrees 04' W, 80.7 ft. to a found THD MON; N 15 degrees 33' W,
         44.7 ft. to a found THD MON; N 41 degrees 55' W, 99.9 ft. to a found THD MON; and N 45 degrees 21' W, 112.1 ft. to the place of beginning and containing 12.45 acres of land.

(3)      ERATH COUNTY PROPERTY

         TRACT 1:

         All that certain 75.15 acre tract of land, more or less, out of Block 9 of the Benjamin Bromley Survey, A-108, in Erath County, Texas, being all of that certain 75.15 acre tract of land conveyed by Leland L. Carr et ux, Alma E. Carr to Wolfe Pecanlands, Inc. by deed dated June 17, 1976 and recorded in Volume 538, page 164 of the Deed Records of Erath County, Texas and described as follows:

         BEGINNING at an iron rod found in place at a fence corner post at the SEC of Block 9 and the SWC of Block 8 of the Benjamin Bromley Survey, being the SWC of a 71.6 acre tract described in deed from Mrs. Eunice Leach et al to C. A. Butler, dated September 7, 1942 and recorded in Volume 272, page 186 of the Deed Records of Erath County, Texas, being the SEC of the Wolfe

         Pecanlands, Inc. 75.15 acre tract described in deed mentioned above, for the SEC of this tract;

         THENCE S. 59 degrees 25' W. along a fence line along the south line of Block 9, 1734.7' to an iron rod found in place at a fence corner post in the east line of a County Road, being the SWC of said 75.15 acre tract, for the SWC of this tract;

         THENCE in a northerly direction along the west line of said 75.15 acre tract and the east line of said County Road as follows: N. 28 degrees 51' W., 530.6', N. 16 degrees 03' W., 58.7', N. 02 degrees 58' W.,
         452.1', N.  16 degrees 55' W., 121.1', N. 26 degrees 33' W., 97.9' and
         N. 30 degrees 39' W., 890.6' to an iron rod set at a fence corner post at the NWC of said 75.15 acre tract, for the NWC of this tract;

         THENCE N. 59 degrees 40' E. along a fence line, 1467.2' to an iron rod set at the NEC of Block 9 and the NWC of Block 8, being the NEC of said 75.15 acre tract and the NWC of said 71.6 acre tract, for the NEC of this tract;

         THENCE S. 30 degrees 23' E. along a fence line, 2087.2' to the place of beginning.

         TRACT 2:

         All that certain 61.73 acre tract of land, more or less, out of Block 5 and Block 10 of the Benjamin Bromley Survey, A-108, in Erath County, Texas, being part of that certain 64.85 acre tract of land conveyed by Leland L. Carr, et ux, Alma E. Carr to Wolfe Pecanlands, Inc. by deed dated June 17, 1976 and recorded in Volume 538, page 164 of the Deed Records of Erath County, Texas and described as follows:

         BEGINNING at an iron rod found in place at a fence corner post at the SWC of Block 5 and the SEC of Block 4 of the Benjamin Bromley Survey, being the SWC of the Wolfe Pecanlands, Inc. 64.85 acre tract described in deed mentioned above, for the SWC of this tract;

         THENCE N. 30 degrees 35' W. along a fence line, 761.4' to an iron bolt found in place at a fence corner post at the SEC of a 50 acre tract of land described in a Contract of Sale and Purchase from the Veterans Land Board of the State of Texas to John R. Nelson, dated January 22, 1968 and recorded in Volume 426, page 423 of the Deed Records of Erath County, Texas, for a west corner of said 64.85 acre tract;

         THENCE N. 30 degrees 39' W. along a fence line along the east line of said 50 acre tract, 1295.8' to an iron rod found in place in a gravel drive, being the NWC of said 64.85 acre tract, for the NWC of this tract;

         THENCE N. 60 degrees 10' E. along the south line of a County Road, 1331.9' to an iron rod set at the intersection of the west line of another County Road, being the NEC of said 64.85 acre tract, for the NEC of this tract;

         THENCE S. 30 degrees 31' E. along a fence line along the east line of said second County Road and east line of said 64.85 acre tract, 1107.85' to an iron rod set for a corner of this tract;

         THENCE S. 59 degrees 29' W., 131.62' to an iron rod set for a corner of this tract;

         THENCE S. 08 degrees 41' E., 867.56' to an iron rod set for a corner of this tract;

         THENCE N. 80 degrees 53' E., 125.0' to an iron rod set for a corner of this tract;

         THENCE N. 08 degrees 41' W. 575.0' to an iron rod set for a corner of this tract;

         THENCE N. 59 degrees 29' E., 124.03' to an iron rod set in the east line of said 64.85 acre tract, being in the west line of said County Road, for a corner of this tract;

         THENCE S. 30 degrees 31' E. along the west line of said County Road, 801.77' to an iron rod set at the SEC of said 64.85 acre tract, for the SEC of this tract;

         THENCE S. 60 degrees 38' W. along a fence line, 597.6' to an iron rod set at a fence corner post at a SWC of said 64.85 acre tract, for a corner of this tract;

         THENCE N. 07 degrees 43' W. along a fence line, 190.3' to an iron rod found in place at a fence corner post at an inner corner of said 64.85 acre tract, for an inner corner of this tract;

         THENCE S. 59 degrees 21' W. along a fence line along the south line of Block 5, 554.20' to an iron rod set at the SEC of a 5000 square foot tract, for a corner of this tract;

         THENCE N. 30 degrees 35' W. 100.0' to an iron rod set for an inner corner of this tract;

         THENCE S. 60 degrees 10' W. 50.0' to an iron rod set for an inner corner of this tract;

         THENCE S. 30 degrees 35' E., 100.72' to an iron rod set at the SWC of said 5000 square foot tract, for a corner of this tract;

         THENCE S. 59 degrees 21' W., 200.0' to the place of beginning.

         TRACT 3:

         3.30 acres out of the Abstract 108 of the Benjamin Bromely Survey, Erath County, Texas being that property more particularly described in Vol. 650, Page 386 of the Deed Records, Erath County, Texas, LESS AND EXCEPT that portion deeded in Vol. 668, Page 351 of the Deed Records, Erath County, Texas.

(4) Promissory note dated April 15, 1997 executed by LAB Land & Cattle, Inc. in the original principal sum of four hundred fifteen thousand nine hundred sixty dollars ($415,960) payable to FWT, Inc.

(5) All interest of FWT, Inc. in all oil, gas and other minerals and in all precious metals in, under and that may be produced from the following described property in Parker County, Texas, together with all rights of ingress and egress for the purpose of mining, exploring and developing such property for or with respect to such oil, gas, minerals and precious metals:

         TRACT 1

         THENCE North 89 deg. 39 min. East 1226.22 feet to a Set Stone for a corner in the EBL of the David Harry Survey;

         THENCE South 0 deg. 05 min. West 194.4 feet to an iron rod for a corner in a road said point being the S. W. corner of the David Harry Survey;

         THENCE South 89 deg. 08 min. East 2080.0 feet to an iron rod for a corner in a road said point being the most easterly N. E. corner of the Thomas Hamilton Survey;

         THENCE South 22 deg. 22 min. East 83.33 feet to a pipe for a corner said point being the N. E. corner of the G. W. Hill Survey;

         THENCE South 69 deg. 49 min. West with an old fence line and with the NBL of the Hill Survey 1373.22 feet to an iron road for a corner said point being the N. W. corner of the G. W. Hill Survey;

         THENCE South 20 deg. 45 min. East with the WBL of the Hill Survey and with an old fence line 1463.46 feet to the place of beginning and containing 200.76 acres of land more or less.

         TRACT 2:

         Field Notes of a survey of a 5.52 acre tract of land being a part of the Thos. Hamilton Survey, Abstract 561, Parker Co., Texas and being more fully described by metes and bounds as follows:

         BEGINNING at an iron pipe for corner, said point being the NBL of the Green Wood Survey, Abstract 1601, and also being North 68 deg., 47 min. East 253.71 feet from the NW corner of the Green Wood Survey,
         64.93 feet to an iron pipe for corner;

         THENCE South 68 deg. 47 min. West, and with the NBL of the above-mentioned Green Wood Survey, 64.93 feet to an iron pipe for corner;

         THENCE North 0 deg., 33 min. West 3977.01 feet to an iron pipe for corner in the SBL of a County Road;

         THENCE South 75 deg., 37 min. East, and with the SBL of the above-mentioned County Road, 62.87 feet to an iron pipe for corner;

         THENCE South 0 deg. 33 min. West 3937.89 feet to the place of BEGINNING and containing 5.52 acres of land, more or less.

         TRACT 3:

         Field Notes of a survey of a 5.52 acre tract of land being a part of the Thos. Hamilton Survey, Abstract 561, Parker Co., Texas and being more fully described by metes and bounds as follows:

         BEGINNING at an iron pipe for corner, said point being the NBL of the Green Wood Survey, Abstract 1601, and also being North 68 deg., 47 min. East 253.71 feet from the NW corner of the Green Wood Survey;

         THENCE North 0 deg., 33 min. West 3937.89 feet to an iron pipe for corner, said point being in the SBL of a County Road;

         THENCE South 75 deg., 37 min. East, and with the above-mentioned SBL of a County Road, 63.4 feet to a concrete monument for corner;

         THENCE South 0 deg., 33 min. East 3898.39 feet to a concrete monument for corner, said point being in the NBL of the Green Wood Survey;

         THENCE South 68 deg., 47 min. West, with said WBL of the Green Wood Survey, 65.58 feet to the place of BEGINNING and containing 5.52 acres of land, more or less.

(6)      Membership in the Petroleum Club, Fort Worth, Texas.

(7)      Ford Tractor (Model EA4540) - Vehicle Identification No. 1D55148.

(8)      Rhino 72" Bush Hog (Vehicle Identification No. 12411).

(9)      Rhino 15' Bush Hog.

(10)     Motor Grader - 130G (Vehicle Identification No. 74V1348).

(11)     CAT 955L Loader (Vehicle Identification No. 85J5191).

(12)     CAT D3B Dozer (Vehicle Identification No. 23Y01417).

(13)     CAT 416 Back Hoe (Vehicle Identification No. 5P001643).

(14) RayCo Compactor Steel Wheel Roller (Vehicle Identification No. T04219D114807).

(15)     Bomag Compactor (RomcoTrax) Model BW213PD.

(16)     Bomag Compactor (Vehicle Identification No. 101400150175).

(17)     Unit 55 - 14' White Trailer (licensed, no title).

(18)     Unit 260 - 21' Black Trailer (titled) TR 180800.

(19)     Unit 264 - 18' Gooseneck Trailer (titled) TR 18000.

(20) Unit 147 - 30' Gooseneck Tandem Trailer (Vehicle Identification No. 1T9DF43H5CD035116).

(21)     Unit 194 - 14' Trailer (licensed, no title).

(22) Unit 255 - 1995 1.5 ton F-Super Duty Diesel Ford Truck with flatbed (Vehicle Identification No. 1FDLF47F3SEA68727).

(23) All furniture, furnishings, accessories, pictures and the television and refrigerator in the office of T.W. Moore.

(24) All furniture, furnishings, accessories and pictures and the television and the refrigerator in the office of T.W. Moore.

(25) Kentucky Central Life Insurance Company Policy No. VPB100961 on the life of Thomas W. Moore.

                         SCHEDULE 4.5 (to EXHIBIT 10.1)

                                    CONSENTS



         The Loan Agreement dated December 15, 1993 between NationsBank of Texas, N.A. and FWT, Inc. prohibits any transfer of control or ownership of FWT, Inc. without the prior written consent of NationsBank of Texas, N.A.

                        SCHEDULE 4.11 (to EXHIBIT 10.1)

                                  SHAREHOLDERS



NAME                                                NUMBER OF SHARES
----                                                ----------------
T. W. Moore                                              93.93
Betty J. Moore                                           93.93
Thomas Frederick Moore                                   61.38
Carl R. Moore                                            61.38
Roy J. Moore                                             61.38
                                                        ------
                                                        372.00

                        SCHEDULE 4.15 (to EXHIBIT 10.1)

                         SUBSIDIARIES OR JOINT VENTURES



(1) Letter of Understanding and Agreement For A Joint Venture Development/Marketing Arrangement between FWT, Inc. and PAL Cellular Group, Inc.

(2) Cooperative Production Agreement dated March 10, 1997 between FWT, Inc. and Delta Steel, Inc.

                        SCHEDULE 4.16 (to EXHIBIT 10.1)

                               OFFICES OF COMPANY




(1)      1901 East Loop 820 South, Fort Worth, Texas

(2)      5720 Interstate 20 East, Kennedale, Texas

                        SCHEDULE 4.17 (to EXHIBIT 10.1)

                          AUDITED FINANCIAL STATEMENTS

                                 [see attached]

                        SCHEDULE 4.18 (to EXHIBIT 10.1)
                          INTERIM FINANCIAL STATEMENTS

                                 [see attached}

                                    FWT, INC.

                                 BALANCE SHEETS
                     (In Thousands, Except Share Information)

                                                                      April 30,            August 31,
                                                               ----------------------      --------
                                                                 1997          1996          1997
                                                               --------      --------      --------
                                                                                          (Unaudited)

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                    $  4,483      $  4,048      $ 10,182
  Accounts receivable, less allowance for doubtful
     accounts of $75, $14, and $175, respectively                17,560         9,511         9,026
  Inventories                                                     8,357           963         9,785
  Prepaid expenses                                                  984           122         2,553
  Other assets                                                      519           308           496
                                                               --------      --------      --------

          Total current assets                                   31,903        14,952        32,042

PROPERTY, PLANT, AND EQUIPMENT:
  Land and land improvements                                        867           789           867
  Buildings and building improvements                             4,467         2,327         4,487
  Machinery and equipment                                         5,463         3,800         5,867
                                                               --------      --------      --------

                                                                 10,797         6,916        11,221

  Less- Accumulated depreciation                                 (2,497)       (2,379)       (2,753)

          Total property, plant and equipment                     8,300         4,537         8,468
                                                               --------      --------      --------

          Total assets                                         $ 40,203      $ 19,489      $ 40,510
                                                               ========      ========      ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                            $    188      $    100      $    188
  Accounts payable                                               10,195         3,573         6,008
  Accrued expenses and other liabilities                          2,543         1,464         3,401
  Notes payable                                                     468            --        20,468
                                                               --------      --------      --------

          Total current liabilities                              13,394         5,137        30,065
                                                               --------      --------      --------

LONG-TERM DEBT, less current portion                              1,512           375         1,450
                                                               --------      --------      --------

          Total liabilities                                      14,906         5,512        31,515
                                                               --------      --------      --------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock, $10 par value; 1,000 share authorized;
     372 shares issued and outstanding                                4             4             4
  Additional paid-in capital                                          1             1             1
  Retained earnings                                              25,292        13,972         8,990
                                                               --------      --------      --------

          Total stockholders' equity                             25,297        13,977         8,995
                                                               --------      --------      --------

          Total liabilities and stockholders' equity           $ 40,203      $ 19,489      $ 40,510
                                                               ========      ========      ========


   The accompanying notes are an integral part of these financial statements.

                                    FWT, INC.

                              STATEMENTS OF INCOME
                                 (In Thousands)

                                                 Year Ended April 30,            August 31,
                                        ------------------------------------     ----------
                                          1997          1996           1995        1997
                                        --------      --------      --------     ----------
                                                                                 (Unaudited)

SALES                                   $ 71,188      $ 42,701      $ 30,388      $ 25,863

COST OF SALES                             49,249        32,006        23,838        17,850
                                        --------      --------      --------      --------

        GROSS PROFIT                      21,939        10,695         6,550         8,013

SELLING EXPENSES                           1,632           781           556           890

ADMINISTRATIVE AND GENERAL EXPENSES        6,721         3,463         3,583         2,995
                                        --------      --------      --------      --------

        OPERATING INCOME                  13,586         6,451         2,411         4,128

INTEREST INCOME                              272           156           114           146

INTEREST EXPENSE                             (75)          (33)          (45)          (66)

OTHER INCOME                                 571           512             3           100
                                        --------      --------      --------      --------

        NET INCOME BEFORE
          STATE TAX PROVISION             14,354         7,086         2,483         4,308

STATE TAX PROVISION                          316           162            53           110
                                        --------      --------      --------      --------

        NET INCOME                      $ 14,038      $  6,924      $  2,430      $  4,198
                                        ========      ========      ========      ========

   The accompanying notes are an integral part of these financial statements.

                                   FWT, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                    (In Thousands, Except Share Information)

                                                                  Additional                    Total
                                           Shares      Common      Paid-In     Retained     Stockholders'
                                           Issued      Stock       Capital     Earnings        Equity
                                           ------      ------     ----------   --------     ------------

BALANCE, April 30, 1994                      372     $      4     $      1     $  6,177      $  6,182

        Net income                            --           --           --        2,430         2,430

        Distributions                         --           --           --         (200)         (200)
                                             ---     --------     --------     --------      --------

BALANCE, April 30, 1995                      372            4            1        8,407         8,412

        Net income                            --           --           --        6,924         6,924

        Distributions                         --           --           --       (1,359)       (1,359)
                                             ---     --------     --------     --------      --------

BALANCE, April 30, 1996                      372            4            1       13,972        13,977

        Net income                            --           --           --       14,038        14,038

        Distributions                         --           --           --       (2,718)       (2,718
                                             ---     --------     --------     --------      --------

BALANCE, April 30, 1997                      372            4            1       25,292        25,297

        Net income (unaudited)                --           --           --        4,198         4,198

        Distributions (unaudited)             --           --           --      (20,500)      (20,500)
                                             ---     --------     --------     --------      --------

BALANCE, August 31, 1997 (unaudited)         372     $      4     $      1     $  8,990      $  8,995
                                             ===     ========     ========     ========      ========

   The accompanying notes are an integral part of these financial statements.

                                   FWT, INC.

                            STATEMENTS OF CASH FLOWS
                                 (In Thousands)

                                                                                  Year Ended April 30,       August 31,
                                                                         --------------------------------    ----------
                                                                           1997        1996        1995        1997
                                                                         --------    --------    --------    --------
                                                                                                            (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                                       $ 14,038    $  6,924    $  2,430    $  4,198
        Adjustments to reconcile net earnings
                to net cash provided by operating activities-
                     Depreciation                                             508         375         299         273
                     Net loss (gain) on sale of property and equipment         52         (21)        (20)        (25)
        Adjustments to working capital accounts-
                Accounts receivable                                        (8,049)     (4,205)     (2,286)      8,534
                Inventories                                                (7,394)       (311)       (325)     (1,428)
                Prepaid expenses                                             (862)       (116)        284      (1,569)
                Other assets                                                 (211)         31          32          23
                Accounts payable                                            6,622       1,480         898      (4,187)
                Accrued expenses and other liabilities                      1,079         689         110         858
                                                                         --------    --------    --------    --------
                        Net cash provided by operating
                            activities                                      5,783       4,846       1,422       6,677
                                                                         --------    --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Expenditures for property and equipment                            (4,341)     (1,198)     (1,324)       (455)
        Proceeds from sale of property and equipment                           18          16          62          39
                                                                         --------    --------    --------    --------
                        Net cash used in investing activities              (4,323)     (1,182)     (1,262)       (416)
                                                                         --------    --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from notes payable                                           468          --          --      20,000
        Proceeds from long-term debt issued                                 1,325          --          --          --
        Payments of long-term debt, including current
                maturities                                                   (100)       (100)       (100)        (62)
        Distributions paid                                                 (2,718)     (1,359)       (200)    (20,500)
                                                                         --------    --------    --------    --------
                        Net cash used in
                            financing activities                           (1,025)     (1,459)       (300)       (562)
                                                                         --------    --------    --------    --------
NET INCREASE (DECREASE) IN CASH AND
        CASH EQUIVALENTS                                                      435       2,205        (140)      5,699

CASH AND CASH EQUIVALENTS, beginning of year                                4,048       1,843       1,983       4,483
                                                                         --------    --------    --------    --------

CASH AND CASH EQUIVALENTS, end of year                                   $  4,483    $  4,048    $  1,843    $ 10,182
                                                                         ========    ========    ========    ========

SUPPLEMENTAL CASH FLOW INFORMATION:
        Cash paid during the year for-
                Interest                                                 $     73    $     31    $     43    $     66
                Taxes                                                          23           1          --          24

        The accompanying notes are an integral part of these statements.

                        SCHEDULE 4.19 (to EXHIBIT 10.1)

                                   ACCOUNTING



None except as required by Arthur Andersen & Co. in connection with the preparation of Audited Financial Statements and the Interim Financial Statements.

                        SCHEDULE 4.20 (to EXHIBIT 10.1)

                           ABSENCE OF CERTAIN CHANGES



None

                        SCHEDULE 4.21 (to EXHIBIT 10.1)

                               MANAGEMENT LETTERS


None

                        SCHEDULE 4.22 (to EXHIBIT 10.1)

                                 BANK ACCOUNTS



                                           Type                Account                    Authorized
Account                                    Account               No.                        Signers
-------                                    -------             -------                    ----------
Fort Worth Tower Company, Inc.             Demand              1180161000                  T. W. Moore
Bank One, Fort Worth Downtown              Deposit                                         Betty Moore
P. O. Box 2050                                                                              Fred Moore
Fort Worth, Texas 76113-2050                                                                Carl Moore
                                                                                             Roy Moore


FWT, Inc. Payroll Account                  Demand              1823422868                  T. W. Moore
Bank One, Fort Worth Downtown              Deposit                                         Betty Moore
P. O. Box 2050                                                                              Fred Moore
Fort Worth, Texas 76113-2050                                                                Carl Moore
                                                                                             Roy Moore


FWT, Inc. Expansion Account                Demand              1823422876                  T. W. Moore
Bank One, Fort Worth Downtown              Deposit                                         Betty Moore
P. O. Box 2050                                                                              Fred Moore
Fort Worth, Texas 76113-2050                                                                Carl Moore
                                                                                             Roy Moore


FWT, Inc.                                  Demand              163-040684-3                T. W. Moore
NationsBank of Texas, N.A.                 Deposit                                         Betty Moore
Commercial Banking - Fort Worth                                                             Fred Moore
P. O. Box 830040                                                                            Carl Moore
Dallas, Texas 75283-0040                                                                     Roy Moore


FWT, Inc.                                  Money               820703                      T. W. Moore
NationsBank of Texas                    Market Funds                                       Betty Moore
TX1-492-63-05                                                                               Fred Moore
901 Main Street, 63rd Floor                                                                 Carl Moore
Dallas, Texas 75202-3714                                                                     Roy Moore

                        SCHEDULE 4.23 (to EXHIBIT 10.1)

                              ACCOUNTS RECEIVABLE



         By letter dated October 28, 1997, PrimeCo Personal Communications notified FWT, Inc. of certain claims against FWT, Inc.

                        SCHEDULE 4.26 (to EXHIBIT 10.1)

                                 REAL PROPERTY

FORT WORTH PLANT AND OFFICE

TRACT 1

A portion of Block 1, Block 2, and Block 3, Rosedale Industrial Tract, to the City of Fort Worth, Tarrant County, Texas according to Plat recorded on Page 48 of volume 388-7 in the Tarrant County Deed Records and being more particularly described as follows:

BEGINNING at a Texas Electric Service Company concrete monument and being at the most easterly corner of said Block 3;

THENCE N 23 degrees 29' W along the East line of said Block 3 a distance of
351.1 feet to a bolt at the Northeast corner of said Block 3;

THENCE N 74 degrees 47' W a distance of 374.6 feet to a bolt;

THENCE S 89 degrees 06' 15" W a distance of 293.68 feet to a bolt in the East right-of-way line of Interstate Highway No. 820;

THENCE S 7 degrees 12' W along the East right-of-way line of said Interstate Highway No. 820 a distance of 223.02 feet to a bolt;

THENCE S 0 degrees 18' E along the East right-of-way line of said Interstate Highway No. 820 a distance of 323.39 feet to an iron rod at the Northwest corner of a 4.004 acre tract as recorded on page 775 of Volume 4605 in the Tarrant County Deed Records;

THENCE N 89 degrees 41' E along the North line of said 4.004 acre tract a distance of 116.8 feet to a bolt;

THENCE N 60 degrees 30' E along the North line of said 4.004 acre tract a distance of 157.9 feet to a bolt;

THENCE S 86 degrees 43' E along the North line of said 4.004 acre tract a distance of 200.45 feet to a bolt;

THENCE S 49 degrees 50' E along the North line of said 4.004 acre tract a distance of 193.48 feet to a bolt at the Northeast corner of said 4.004 acre tract;

THENCE N. 49 degrees 33' E a distance of 287.89 feet to place of beginning, containing 8.387 acres or 365,330 square feet of land, more or less, and being the same property described in the Deed dated May 22, 1974 from Lincoln Industrial Corporation to

Tommy Moore, Inc. recorded in Volume 5651, page 869, Deed Records, Tarrant County, Texas.

TRACT 2

A tract of land out of the J.A. Creary Survey, Abstract 269, Tarrant County, Texas, being a portion of Parcel No. 1 of that certain conveyance to Texas Electric Service Company recorded in Volume 1209, page 107, Deed Records, Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a steel rod at the Northwest corner of said Parcel No. 1, said point of beginning being in the North line of said J.A. Creary Survey and 43.9 feet North 89 degrees 30 minutes West from the Southeast corner of said Lot 26, Block J, Lakeview Addition to the Town of Handley, now a part of the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 310, page 8, Deed Records, Tarrant County, Texas;

THENCE with the West line of said Parcel No. 1, South 74 degrees 45 minutes East 260.5 feet to a point;

THENCE North 0 degrees 30 minutes East 66.3 feet to a point in the North line of said Parcel 1 and the North line of said J.A. Creary Survey, said point being the Southwest corner of Lot 14, Block K of said Lakeview Addition;

THENCE with the North line of said Parcel No. 1, the North line of said J.A. Creary Survey, and the South line of said Lakeview Addition, North 89 degrees 30 minutes West 251.9 feet to the place of beginning.

TRACT 3

Lots 9, 10, 11, 12 and 13, Block H., the South 1/2 of Lots 9 and 22, all of Lots 10, 11, 12, 13, 23, 24, 25 and 26, Block J, and the Alley between lots vacated by Ordinance 4282, Lakeview Addition to the Town of Handley, now a part of the City of Fort Worth, Tarrant County, Texas.

TRACT 4

The South one-half ( 1/2) of Lot 10, all of Lots 11, 12, 13 and 14, Block K, and the West 6 feet of an alley parallel to the East lines of Lots 11, 12, 13 and 14, and the South one-half ( 1/2) of Lot 10, all in the Lakeview Addition to the town of Handley, now a part of the City of Fort Worth, Tarrant County, Texas, according to plat thereof recorded in Volume 310, page 8, Deed Records, Tarrant County, Texas.

TRACT 5

A tract or parcel of land out of the J.A. Creary Survey, Abstract 269, Tarrant County, Texas, being a portion of Parcel No. 1 of that certain conveyance to Texas Electric Service Company recorded in Volume 1209, page 107, Deed Records, Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at the Southwest corner of Lot 14, Block K of the Lakeview Addition to the Town of Handley, now a part of the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 310, page 8, Deed Records, Tarrant County, Texas, said point of beginning being in the North line of said J.A. Creary Survey and located 888 feet South 89 degrees 30 minutes East of the Northwest corner of the said J.A. Creary Survey, said point of beginning also being in the North line of said Parcel No. 1 and located 251.9 feet South 89 degrees 30 minutes East of its Northwest corner.

THENCE with the North line of said J.A. Creary Survey and the North line of said Parcel No. 1, South 89 degrees 30 minutes East 156.0 feet to a point in the center of an alley, said point being 6 feet South 89 degrees 30 minutes East of the Southeast corner of Lot 14, Block K of the Lakeview Addition;

THENCE South 0 degrees 30 minutes West 200.4 feet to a point in the West line of said Parcel No. 1;

THENCE with the said West line North 22 degrees 45 minutes West 114.5 feet, and North 74 degrees 45 minutes West 114.5 feet to a point at the Southeast corner of a 0.192 acre tract conveyed by Texas Electric Service Company, a corporation, to E.D. Lewis, by a deed dated August 25, 1969;

THENCE with the East line of said 0.192 acre tract North 0 degrees 30 minutes East 66.3 feet to the place of beginning.

KENNEDALE

TRACT 1

BEING a tract of land out of the David Strickland Survey, Abstract No. 1376, in the City of Kennedale, Tarrant County, Texas and being a portion of the tracts described in Volume 3529, page 27, Volume 2024, page 411, and Volume 3007, page 551, of the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2" iron pin set at the intersection of the northerly line of Gilman Road, as shown on the plat recorded in Volume 6274, page 732 of the Deed Records of Tarrant County, Texas, and the northeasterly line of U. S. Business Highway No. 287;

THENCE North 41 degrees 47 minutes 00 seconds West with the northeasterly line of said Highway No. 287, 264.40 feet to a 1/2" iron pin set at the southwesterly corner of a 1 acre tract;

THENCE North 48 degrees 13 minutes 00 seconds East with the southeast line of said 1 acre tract, 207.40 feet to a 1/2" iron pin set at its easterly corner;

THENCE North 41 degrees 47 minutes 00 seconds West with the northeast line of said 1 acre tract, 210.00 feet to a 1/2" iron pin set at its northerly corner;

THENCE South 48 degrees 13 minutes 00 seconds West with the northwest line of said 1 acre tract, 207.40 feet to a 1/2" iron pin set at its westerly corner, being in the northeast line of said Highway No. 287;

THENCE North 41 degrees 47 minutes 00 seconds West with the northeast line of said Highway No. 287, 477.21 feet to a 1/2" iron pin found in the east line of a 1 acre tract owned by Sara Adams;

THENCE North 48 degrees 13 minutes 00 seconds East with the east line of said Adams tract, 128.53 feet to a 1/2" iron pin set;

THENCE North 00 degrees 15 minutes 16 seconds east 310.39 feet to a 1/2" iron pin found in the east line of a Majestic Liquor Store tract;

THENCE North 22 degrees 02 minutes 25 seconds West with the east line of said Majestic Liquor Store tract, 243.97 feet to a 1/2" iron pin found in the southerly line of Interstate Highway No. 20;

THENCE North 45 degrees 11 minutes 00 seconds East with the southerly line of Interstate Highway No. 20, 133.54 feet to a monument found, being the beginning of a curve to the right, having a radius of 1,782.86 feet, whose chord bears North 49 degrees 12 minutes 00 seconds East, 249.76 feet;

THENCE along said curve and southerly line of Interstate Highway No. 20, through a central angle of 08 degrees 02 minutes 00 seconds, an arc distance of
249.97 feet to a 1/2" iron pin set at the southwest corner of a tract of land owned by Holly Outdoor, Inc.;

THENCE South 89 degrees 33 minutes 00 seconds East with the south line of said Holly Outdoor, Inc. tract, 290.03 feet to a 1/2" iron pin found at its southeast corner;

THENCE North 00 degrees 52 minutes 25 seconds East with the east line of said Holly Outdoor, Inc., tract, and the east line of a tract of land owned by Milton B. Broyles, 180.10 feet to a monument found in the southerly line of said Interstate Highway No. 20, and being the beginning of a curve to the right having a radius of 1,782.86 feet, whose chord bears North 70 degrees 41 minutes 48 seconds east, 400.87 feet;

THENCE along said curve and southerly line of Interstate Highway No. 28, through a central angle of 12 degrees 54 minutes 36 seconds, an arc distance of
401.72 feet to a 1/2" iron pin set;

THENCE North 89 degrees 44 minutes 00 seconds East with the southerly line of said Interstate Highway No. 20, 552.43 feet to a 1/2" iron pin set at the northwest corner of a tract of land conveyed to J. Correl Adams, as recorded in Volume 3286, page 109, of the Deed Records of Tarrant County, Texas;

THENCE South 00 degrees 19 minutes 00 seconds East with the west line of said Adams tract, 379.30 feet to a 1/2" iron pin set at its southwest corner;

THENCE North 89 degrees 44 minutes 00 seconds East with the south line of said Adams tract, 120.00 feet to a 1/2" iron pin set at its southeast corner;

THENCE North 00 degrees 19 minutes 00 seconds West with the east line of said Adams tract, 379.30 feet to a 1/2" iron pin set at its northeast corner, and being in the southerly line of Interstate Highway No. 20;

THENCE North 89 degrees 44 minutes 00 seconds east with the southerly line of said Interstate Highway No. 20, 117.37 feet to a 5/8" iron pin found for the northeast corner of this tract;

THENCE South 00 degrees 19 minutes 00 seconds east at 409.40 feet pass a 5/8" iron pin found, at 459.40 feet pass a 1/2" iron pin set and in all 1,747.87 feet to a 1/2" iron pin set in the northwesterly line of a 75 foot Texas Electric Service Company (T.E.S.Co.) tract;

THENCE South 47 degrees 57 minutes 19 seconds West with the northwesterly line of said T.E.S.Co. tract, 23.60 land to a 1/2" iron pin set in the north line of said Gilman Road;

THENCE South 89 degrees 58 minutes 00 seconds West with the north line of said Gilman Road, 954.49 feet to a 1/2" iron pin set, and South 47 degrees 56 minutes 44 seconds West 207.31 feet to the POINT OF BEGINNING, and containing
59.4886 acres of land.

TRACT 2

BEING situated in Tarrant County, Texas, and being a tract of land in the David Strickland survey, Abstract No. 1376, and being a portion of that certain tract of land conveyed to Orlaf Atchison by deed recorded in Volume 3007, page 551, Deed Records of Tarrant County, Texas and being the same tract of land conveyed to J. Garrell Adams recorded in Volume 3286, page 109, Deed Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at the intersection of the most Easterly West line of said Atchison tract with the South Right of Way line of Interstate Highway 20, said point being on a curve to the right in said South Right of Way line whose center bears South 26 degrees 03 minutes 33 seconds East 1782.86 feet;

THENCE Northeasterly along said curve in said South Right of Way line of Highway 402.6 feet to the point of intersection of said South Right of Way line of highway with the North line of said Atchison 21.13 acre tract;

THENCE 88 degrees 51 minutes East with said South Right of Way line of highway and with said North line of Atchison tract 525.9 feet;

THENCE North 89 degrees 46 minutes East with said South Right of Way line of highway and with said North line of Atchison tract 25.9 feet to an iron rod, the POINT OF BEGINNING of the tract herein described; said point being the Northwest corner of said J. Garrell Adams tract;

THENCE North 89 degrees 46 minutes East with said South Right of Way line of highway and with said North line of Atchison tract 120.0 feet to an iron rod for corner, said point being the Northeast corner of said J. Garrell Adams tract;

THENCE South 00 degrees 14 minutes East 379.3 feet to an iron rod for corner, said point being the Southeast corner of said J. Garrell Adams tract;

THENCE South 89 degrees 46 minutes West parallel with said South Right of Way line of highway 120.0 feet to an iron rod for corner, said point being the Southwest corner of said J. Garrell Adams tract;

THENCE North 00 degrees 14 minutes West 379.3 feet to the POINT OF BEGINNING.


SAVE AND EXCEPT FROM TRACT 1 AND/OR TRACT 2:

A portion of Lot 1-R, Block 1, FWT, Inc. addition, an addition to the City of Kennedale, Tarrant County, Texas, according to Plat recorded in Plat Cabinet A, Slide 3398, Plat Records, Tarrant County, Texas, and an Unplatted tract of land situated in the David Strickland Survey, Abst. No. 1376, City of Kennedale, Tarrant County, Texas, being more particularly described by metes and bounds as follows:

Beginning at a 1/2" iron set in the north line of Gilman Road, said point being South 89 degrees 57 minutes 37 seconds West, 131.21 feet from the southwest corner of said Lot 1-R;

THENCE North 00 degrees 19 minutes 00 seconds West, 300.00 feet to a 1/2" iron set;

THENCE North 89 degrees 57 minutes 37 seconds East 871.21 feet to a 1/2" iron set;

THENCE South 00 degrees 19 minutes 00 seconds East, 300.00 feet to a 1/2" iron set in the north Line of said Gilman road;

THENCE South 89 degrees 57 minutes 37 seconds West, along the north line of said Gilman Road, 871.21 feet to the POINT OF BEGINNING and containing 6.000 acres of land.

                     Fifty (50) Foot Wide Vehicular Access
                                 Easement No. 1

A fifty (50) foot wide vehicular access situated in the David Strickland Survey, Abst. No. 1376, City of Kennedale, Tarrant County, Texas, said fifty
(50) foot wide vehicular access being more particularly described as follows:

Beginning at a 1/2" iron found in the north line of Gilman Road, said point being South 89 degrees 57 minutes 37 seconds West, 131.21 feet from the southwest corner of Lot 1-R, Block 1, FWT, Inc. Addition, an addition to the City of Kennedale, Tarrant County, Texas, according to Plat recorded in Plat Cabinet A, Slide 3398, Plat Records, Tarrant County, Texas;

THENCE South 89 degrees 57 minutes 37 seconds West, along the north line of said Gilman Road, 25.00 feet;

THENCE North 00 degrees 19 minutes 00 seconds West, 300.00 feet;

THENCE North 89 degrees 57 minutes 37 seconds East, at 25 feet passing a 1/2" iron found and continuing in all, 50.00 feet;

THENCE South 00 degrees 19 minutes 00 seconds East, 300.00 feet to a point in the north line of said Gilman Road;

THENCE South 89 degrees 57 minutes 37 seconds West, along the north line of said Gilman Road, 25.00 feet to the POINT OF BEGINNING and containing 0.344 acre of land.

                    A Fifty (50) Foot Wide Vehicular Access
                                 Easement No. 2

A fifty (50) foot wide vehicular access across a portion of Lot 1-R, Block 1, FWT, Inc. Addition, an addition to the City of Kennedale, Tarrant County, Texas, according to Plat recorded in Plat Cabinet A, Slide 3398, Plat Records, Tarrant County, Texas, said fifty (50) foot wide vehicular access being more particularly described, as follows:

BEGINNING at a 1/2" iron found in the north line of Gilman road, said point being North 89 degrees 57 minutes 37 seconds East, 740.00 feet from the southwest corner of said Lot 1-R;

THENCE North 00 degrees 19 minutes 00 seconds West, 300.00 feet to a 1/2" iron found;

THENCE North 89 degrees 57 minutes 37 seconds East, 50.00 feet to a point in the east line of said Lot 1-R;

THENCE South 00 degrees 19 minutes 00 seconds East, along the east line of said Lot 1-R, a distance of 284.21 feet to a 1/2" iron found;

THENCE South 47 degrees 57 minutes 19 seconds West, 23.60 feet to a point in the north line of said Gilman Road;

THENCE South 89 degrees 57 minutes 37 seconds West, along the north line of said Gilman Road 32.39 feet to the POINT OF BEGINNING and containing 0.341 acre of land.


TRACT 3:

A tract of land out of the David Strickland Survey, Abstract No. 1376, Tarrant County, Texas, and being a portion of that certain tract of approximately 160 acres conveyed by Walter A. Williams, and wife, Nettie Williams to Raymond Rufus Swiney and wife, Polly Leodia Swiney by deed recorded in Volume 1563, page 434, Deed Records, Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron pin the Northerly R.O.W. line of U. S. Highway No. 287 (Mansfield Highway) said pin being N. 41 degrees 47 minutes W. 915.70 feet from a concrete monument marked "TESCO FL," at the intersection of said North R.O.W. line with the North line of a Texas Electric Service Company 3.48 acre tract recorded in Volume 2342, page 453, Deed Records, Tarrant County, Texas;

THENCE N. 41 degrees 17 minutes W. along said Northerly R.O.W. line 210.0 feet to an iron pin for corner;

THENCE N. 48 degrees 13 minutes E. 207.43 feet to an iron pin for corner;

THENCE S. 41 degrees 47 minutes E. 210.0 feet to an iron pin for corner;

THENCE S. 48 degrees 13 minutes W. 207.43 feet to the POINT OF BEGINNING and containing 1.0 acre of land and being the same tract of land described in Volume 3605, page 288, Deed Records, Tarrant County, Texas.


DELTA STEEL LEASE

Lease Agreement dated February 18, 1997 between Delta Steel, Inc. and FWT, Inc. covering a portion of the warehouse building and improvements, machinery and equipment located at 9217 South Freeway, Fort Worth, Texas.

                       SCHEDULE 4.28(c) (to EXHIBIT 10.1)

                                  STORAGE TANKS




         The underground storage tanks which are or have been located on the Real Property are described or referred to in the Environmental Assessment Report prepared for Baker Capital Corporation prepared by Entrix, Inc., Dallas, Texas (Project No. 271201).

                        SCHEDULE 4.29 (to EXHIBIT 10.1)
                                    EQUIPMENT
                      LIST OF FORK LIFTS AND YARD EQUIPMENT

                                                                                                      Depm
                                                                    Date              Original      Schedule
Make                  Model               Serial #               Purchased              Cost          Ref
------------------------------------------------------------------------------------------------------------
FORKLIFTS

Caterpillar           V80C                3151367                 03/01/84            2,000.00         10027
Caterpillar           V225B               70Y00429                12/17/84           28,102.50         10048
Caterpillar           V140                13V00972                02/23/90           11,018.75         10063
Caterpillar           V140                13V00951                08/02/91           10,500.00         10077
Caterpillar           V150                13V01883                03/03/92           19,376.75         10081
Caterpillar           V80D                41X391                  12/08/93           13,899.75         10104
Caterpillar           V300D               24V147                  03/16/94           22,500.00         10110
Clark                 C500Y130D           Y1015-100-2790          10/20/94            8,081.25         10125
Toyota                3FGH15              3FGH15-10243            03/21/95            3,771.25         10138
Clark                 C50                 529586LPG1263           06/05/95            3,180.00         10170
Toyota                3FG20               3FG20-23825             09/27/95            7,577.50         10155
Caterpillar           T25                 22Y01835                09/27/95            2,165.00         10156
Toyota                T15                 3FG15-10882             11/20/95            2,500.00         10158
Caterpillar           V100F               6LG00262                12/12/95           14,546.25         10165
Caterpillar           V100F               6LG00212                12/12/95           14,546.25         10166
Caterpillar           V80D                41X02150                01/29/96            6,500.00         10171
Caterpillar           V110                13V01686                08/21/96            9,742.50         11007
Caterpillar           V150                13V01708                10/04/96           12,000.00         11001
Pettibone             RT622               3930-903-0899           02/18/97           23,397.02         11002
Toyota                3FG20               013FG20                 03/25/97            5,000.00         11006
Pettibone             204G                5286                    04/14/97          204,725.00         11008
Clark                 GCX20               GX230-0040-8730         04/16/97            4,250.00         11003
Clark                 GCX20               GX230-0042-8730         04/16/97            4,250.00         11004
Clark                 GCX20               GX230-0080-8730         04/16/97            4,250.00         11005


EQUIPMENT LEASED

Caterpillar           DP115               4DP00051                05/15/97           93,651.41


YARD EQUIPMENT

Yard Mule                                 6D9040                  08/05/97           15,696.25
   Used to move trailers on yard (not licensed or titled)

                        SCHEDULE 4.30 (to EXHIBIT 10.1)

                                  VEHICLE LIST
                                NOVEMBER 4, 1997
                                    FWT, INC.



UNIT NO.              YEAR/MAKE                               I.D. NUMBER              LICENSE NO.          EXP. DATE
========    ===================================           ===================          ===========         ===========
107         1978 International                            DA227HHA21391                  2DC445            March-98
129         1974 White Ford Truck
            (with 20' Flat Bed)                           N76FVT08512                    EG9285            March-98
149         1977 International Dump Truck                 D0522GCA21175                  6796WY            March-98
203         1978 Trailmobile Van                          014A897693                     Y72008            March-98
214         1989 Maroon Ford Flat Bed                     1FDJF37MXKNB85933              5301UR            August-98
220         1991 Chevrolet Pickup                         1GCEC14ZOME172792              3895YX            June-98
222         1984 Fort Pickup (3/4)                        1FTHX2616EKA41918              DM4078            January-98
226         1992 Ford - F450 Utility                      2FLDF47M3NCA92647              BV1396            March-98
227         1981 Lufkin Semi-Trailer                      1L01B4020B1059152              Y02339            March-98
229         1992 Ford - Utility Bed Truck                 2FDLF47M2NCA98469              CU6350            March-98
230         1978 International Truck Tractor              DF22HHA26617                   VJ4957            March-98
238         1994 Chevrolet Pickup (3/4)                   1GCFC24K1RE138221              HG6090            December-97
239         1994 Ford Pickup (3/4)                        1FTHF25H2RLB52496              KZ4021            July-98
240         1982 Mack Truck                               1M2N179Y4CA076285              2DF485            March-98
244         1982 Ford Crane Truck                         1FDXR90W9CVA01194              MB7671            March-98
247         1995 Ford Pickup                              1FDLF47F2SEA26775              MV6877            March-98
248         1995 Ford Super Duty Diesel                   1FDLF47F0SEA49567              PB5720            March-98
249         1989 Ford Pickup                              1FTHF25Y4KNB72534              PZ4585            July-98
250         1995 Ford Pickup                              2FTHF25H8SCA46926              PG1629            April-98
253         1995 Ford F-Super Duty Diesel (with
            Flat Bed)                                     1FDLF47F1SEA68757              RX2309            March-98
254         1996 Chevrolet Suburban                       3GNEC16R5TG116861              TD3399            February-98
256         1989 Transcraft (Token Trailer)               1D1TTE48208K1031956            Z13889            March-98
257         1983 Transcraft (Token Trailer)               1D1TTE209D1018980              Z13888            March-98

UNIT NO.              YEAR/MAKE                               I.D. NUMBER              LICENSE NO.          EXP. DATE
========    ===================================           ===================          ===========         ===========
263         1996 Red Ford F-250 Pickup
            (3/4 Ton)                                     1FTHF25H9TLA58395              UG8733            July-98
265         1968 Chevrolet Water Truck                    CE538S173252                   VJ0197            March-98
            (Purchased 8/20/96)
266         1996 Shopmade (Red) 30'                       TR181583                       94VNRH            September-98
            Gooseneck Trailer
267         1996 Black Chevrolet Tahoe
            (4-wheel drive)                               1GNEK13RXTJ426767              UG5466            October-97
270         1979 Aztec - 50' Drop Deck Trailer            3818                           Y71182            March-98
271         1983 International (Trash Truck)              1HTAA950DHA10515               VJ1690            March-98
272         1987 Suzuki (2-dr)                            JS4JC51VH4121296               PWB08F            November-98
273         1986 Mack                                     1M2N179Y1GA004997              2DD004            March-98
274         1997 Chevrolet Pickup                         2GCEK19R8V1185658              WN3746            January-98
275         1991 Lufkin Flatbed Trailer                   1L01B4823M1092296              Z10885            March-98
277         1987 (1/2 Ton) Dodge Pickup                   187GN14M2HS422581              DM0610            February-98
278         1986 Lufkin/Van Trailer                       1L01A4820G1071249              Y71881            March-98
279         1986 Lufkin/Van Trailer                       1L01A4820G1069503              Y71883            March-98
280         1986 Lufkin/Van Trailer                       1L01A4827G1070454              Y71882            March-98
281         1986 Lufkin/Van Trailer                       1L01A4829G1070455              Y71884            March-98


                                  VEHICLE LIST
                          APPORTIONED - MARCH 31, 1998
                                    FWT, INC.


                                                                                         WEIGHT
UNIT NO.              YEAR/MAKE                               I.D. NUMBER                (EMPTY)          EXP. DATE
========    ===================================           ===================          ===========       ===========
            TRUCKS:
181         1984 Freightliner                             1FUEYDYB2EP236569              15,600            R38218
182         1984 Freightliner                             1FUEYDYB2EP236572              16,000            R38219
223         1992 Freightliner                             1FUPAZYB4NP483912              17,100            R38220
224         1992 Freightliner                             1FUPAZYB6NP483913              17,200            R38221
251         1995 Freightliner                             1FUPBSEB7SL554824              16,900            R38222

UNIT NO.              YEAR/MAKE              I.D. NUMBER              WEIGHT (EMPTY)      LICENSE NO.
========    ========================     ===================          ==============      ===========
252         1995 Freightliner            1FUPBSEB92L554825              16,800            R38223
            TRAILERS:
 72         1966 Fruehauf                FWF480006                       8,000            24R929
 87         1973 Hobbs                   FHR414701                       9,500            24R930
115         1971 Dorsey                  91655                          10,200            24R931
116         1971 Dorsey                  91643                           9,500            24R932
138         1981 Fontaine                1A11402C4B1534445              11,000            24R933
164         1983 Fontaine                1422C4D1537487                 12,500            24R934
165         1979 Hobbs                   FHV346546                       8,800            24R935
166         1983 Fontaine                TR171078                       10,000            24R936
167         1983 Fontaine                1422C2D1537486                 12,500            24R937
211         1976 Fontaine                27544                          13,500            24R938
232         1986 Fruehauf                1H5P04526GM027801              12,400            24R939
233         1986 Fruehauf                1H5P04528GM027802              12,400            24R940
234         1989 Lufkin                  1L01B4824K1085144              10,700            24R941
243         1988 Fontaine                13N245308J1543092              14,500            24R942
268         1991 Fontaine                13N148309M1552465              11,600            26R389
269         1991 Fontaine                13N148305M1552544              11,800            26R390

                        SCHEDULE 4.31 (to EXHIBIT 10.1)

                           CAPITAL EXPENDITURE BUDGET


                                           FY '98       FY '99 - FY '02
                                          EXPANSION       MAINTENANCE
OFFICE:                                  ----------     ---------------

Computer Equipment                       $  450,000
Office purchase/finish out                2,225,000
Office furniture & equipment                400,000
                                         ----------
                           Subtotal:     $3,075,000     $  500,000


FACTORY:

Saw                                      $   80,000
Gravel                                      200,000
Roto-Drill                                  250,000
Burning Table                               200,000
Overhead Cranes/Rails (2)                   120,000
Seam Welders                                750,000
Arm-Bender                                  250,000
Threading Machine                            75,000
MRP System*                               2,000,000
                                         ----------
                           Subtotal:     $3,960,000     $2,200,000


ENGINEERING:

SST/Guyed Automation                     $  365,000
Pole Design Automation                      185,000
Eng./Quote Integration                      235,000
PowerMount Automation                        70,000
                                         ----------
                           Subtotal:     $  855,000     $  300,000
                                         ----------     ----------

                           TOTAL:        $7,890,000     $3,000,000
                                         ==========     ==========




*Based on $800,000 MRP system and capitalizing $1.2 million in consulting.
 Note:  FWT, Inc. may pursue a sale/leaseback on the building.

                        SCHEDULE 4.32 (to EXHIBIT 10.1)

                               MATERIAL CONTRACTS


(1)      General Supply Contract between FWT, Inc. and AT&T Wireless Services,
         Inc.

(2)      Master Purchase Agreement between FWT, Inc. and Alltel Communications,
         Inc.

(3) Product Purchase Agreement dated December 1, 1996 between GTE Mobilnet Service Corp. and FWT, Inc.

(4)      Master Purchase Agreement between Nextel Communications, Inc. and FWT,
         Inc.

(5) Master Purchase Agreement for Equipment and Services between Sprint Spectrum, L.P. and FWT, Inc.

(6) Subcontract Agreement for services between Columbia Spectrum Management, L.P. and FWT, Inc.

(7) Sales Agreement between American Industrial Precast Products, Inc. and FWT, Inc.

(8) Product Supply Agreement dated October 23, 1996 between Tri-Gas, Inc. and FWT, Inc.

(9) Cooperative Production Agreement dated March 10, 1997 between Delta Steel, Inc. and FWT, Inc.

(10)     Sale and Purchase Agreement between FWT, Inc. and Allgon Industries,
         Inc.

(11) Transportation Contract dated March 26, 1997 between Delta Steel, Inc. and FWT, Inc.

(12)     Agreement between Cox Communications PCS, L.P. and FWT, Inc.

(13) Agreement dated January 3, 1997 between FWT, Inc. and Cox California PCS, Inc.

(14) Agreement dated April 11, 1996 between FWT, Inc. and Black & Veatch Construction, Inc., a Kansas corporation.

(15) License Agreement by and among PrimeCo. Personal Communications, L.P., a Delaware limited partnership, Texas Utilities Electric Company and FWT, Inc.

(16) Network Equipment Purchase Agreement dated January 1, 1996 by and among FWT, Inc., PrimeCo. Personal Communications, L.P., a Delaware limited partnership, TOMCOM, L.P., a Delaware limited partnership, WMC Partners, L.P. and Cellco Partnership, a Delaware general partnership.

(17)     Agreement between MCI and FWT, Inc. relating to long distance service.

(18)     Agreement between Southwestern Bell and FWT, Inc. relating to a T-1.

(19) Agreement between U. S. West Business Resources, Inc. and FWT, Inc. (not executed).

(20) Promissory note dated December 15, 1993 in the original amount of $700,000 payable to NationsBank of Texas, N.A.

(21) Loan Agreement dated December 15, 1993 between NationsBank of Texas, N.A. and FWT, Inc.

(22) Security Agreement dated December 15, 1993 between NationsBank of Texas, N.A. and FWT, Inc. covering accounts, accounts receivable, contract rights, notes, instruments and chattel paper.

(23) Financing Statement No. 248140 filed in the office of the Secretary of State of Texas on December 31, 1993.

(24) Negative Pledge Agreement dated December 15, 1993 between NationsBank of Texas, N.A. and FWT, Inc.

(25) Letter loan agreement dated October 1, 1996 between FWT, Inc. and Bank One, Texas, N.A., as amended.

(26) Negative Pledge Agreement dated October 1, 1996 between FWT, Inc. and Bank One Texas, N.A.

(27) Promissory note dated July 1, 1997 in the original amount of $1,500,000 payable to Bank One, Texas, N.A.

(28) Promissory note dated April 25, 1997 in the original amount of $2,200,000 payable to Bank One, Texas, N.A. (loan for planned office building; no advances made to FWT, Inc.).

(29) Promissory note dated April 1, 1997 in the original amount of $1,325,000 payable to Bank One, Texas, N.A.

(30) Promissory note dated July 23, 1997 in the original amount of $20,000,000 payable to Bank One, Texas, N.A.

(31)     Employment Agreement dated December 4, 1996 between FWT, Inc. and Bob
         Kramm.

(32)     Employment Agreement dated April 1, 1996 between FWT, Inc. and Bill
         Sales.

(33)     Employment Agreement dated August 1, 1996 between FWT, Inc. and Dodie
         Deaton.

(34) Employment Agreement dated August 19, 1996 between FWT, Inc. and Allen Swofford.

(35) Employment Agreement dated September 1, 1996 between FWT, Inc. and Martin L. de la Rosa.

(36) Employment Agreement dated September 1, 1996 between FWT, Inc. and Thomas Don Morris.

(37)     Employment Agreement dated May 21, 1996 between FWT, Inc. and Dean
         Barkman.

(38) Employment Agreement dated October 20, 1997 between FWT, Inc. and Matvey Zeltser.

(39) Sales Representative Agreement between Wei Sheng Investment and Development Co., Ltd. and FWT, Inc.

(40)     Letter dated February 14, 1997 to Uma S. Atluri.

(41) Lease Agreement dated February 18, 1997 between Delta Steel, Inc. and FWT, Inc. covering property located at 9217 South Freeway, Fort Worth, Texas.

(42)     Tower Site Lease Agreement between FWT, Inc. and Nextel of Texas, Inc.

(43) Tower Site Lease Agreement dated January 13, 1997 between FWT, Inc. and Sprint Spectrum, L.P., a Delaware limited partnership.

(44) Standard Antenna Site Lease Agreement between FWT, Inc. and RAM Mobile Data USA Limited Partnership.

(45) Storage Lease dated January 1, 1995 between FWT, Inc. and MCI Telecommunications Corporation, a Delaware corporation.

(46) Lease Agreement between FWT, Inc. and Reynolds Outdoor, Inc. relating to the lease by FWT, Inc. of a sign.

(47) Lease Agreement between Milton B. Broyles Estate and Ruby Ann Broyles, as lessors, and Patrick Media Group of Dallas, Inc., as lessee.

(48) Lease and Rental Agreement between FWT, Inc. and Darr Equipment Co. relating to the lease of one (1) Caterpillar DP115 (Serial Number 4DP00051).

                        SCHEDULE 4.35 (to EXHIBIT 10.1)

                             INTELLECTUAL PROPERTY


(1) Antenna Support For Power Transmission Tower - Patent No. 5,649,402, issued July 22, 1997. Continuation Patent Application of Patent No. 5,649,402 - Serial No. 08/877,717 filed June 23, 1997.

         The following reflect the status of the foreign counterparts to United States Patent No. 5,649,402 issued July 22, 1997:

         CANADA

         The Canadian counterpart was filed on March 27, 1996 and was assigned Patent File No. 2,172,743. The application was laid open on March 2, 1997. The first maintenance fee is due on March 27, 1998. A Request for Substantive Examination is due by March 27, 2003. The application is pending.

         MALAYSIA

         The Malaysian counterpart was filed on August 22, 1996 and was assigned Application No. PI 9603450. A Request for Substantive Examination is due by August 22, 1998; however, Lee Ong & Kandiah, FWT, Inc.'s foreign associate, has been instructed to file a Request for Modified Substantive Examination based on the issued United States patent.

         PCT INTERNATIONAL

         The PCT International Request designating all regions and countries (except the United States) was filed on August 20, 1996 and was assigned International Application No. PCT/US96/13733. A Demand for International Preliminary Examination was filed on March 31, 1997. A favorable International Preliminary Examination Report was mailed on May 21, 1997. The deadline for entering the National Phase is March 1, 1998; however, FWT, Inc. has entered the National Phase early in Brazil and South Korea (see below).

         BRAZIL

         The Brazilian National Phase application was filed on August 1, 1997 and assigned a filing date of August 20, 1996 and Deposit No. PCT/US96/13733.

         SOUTH KOREA

         The South Korean National Phase application was filed on August 1, 1997 and was assigned patent Application No. 705250 in 1997. A Request for Examination is due by August 19, 2001.

(2)      POWERMOUNT trademark - Registration No. 2,088,202.

(3)      SMARTROC trademark - Registration No. 1,944,176.

(4) Co-owner of Patent Application filed February 28, 1994, Serial No. 08/202,444 (assigned to FWT, Inc. by Roy J. Moore).

(5) Co-owner of Patent Application filed January 31, 1995, Serial No. 08/381,504 (assigned to FWT, Inc. by Roy J. Moore).

(6) License Agreement by and among PrimeCo Personal Communications, L.P., a Delaware limited partnership, Texas Utilities Electric Company, a Texas corporation, and FWT, Inc.

                       SCHEDULE 4.36(b) (to EXHIBIT 10.1)

                                 REGISTRATIONS

(1) Antenna Support For Power Transmission Tower - Patent No. 5,649,402, issued July 22, 1997. Continuation Patent Application of Patent No. 5,649,402 - Serial No. 08/877,717 filed June 23, 1997.

         The following reflect the status of the foreign counterparts to United States Patent No. 5,649,402 issued July 22, 1997:

         CANADA

         The Canadian counterpart was filed on March 27, 1996 and was assigned Patent File No. 2,172,743. The application was laid open on March 2, 1997. The first maintenance fee is due on March 27, 1998. A Request for Substantive Examination is due by March 27, 2003. The application is pending.

         MALAYSIA

         The Malaysian counterpart was filed on August 22, 1996 and was assigned Application No. PI 9603450. A Request for Substantive Examination is due by August 22, 1998; however, Lee Ong & Kandiah, FWT, Inc.'s foreign associate, has been instructed to file a Request for Modified Substantive Examination based on the issued United States patent.

         PCT INTERNATIONAL

         The PCT International Request designating all regions and countries (except the United States) was filed on August 20, 1996 and was assigned International Application No. PCT/US96/13733. A Demand for International Preliminary Examination was filed on March 31, 1997. A favorable International Preliminary Examination Report was mailed on May 21, 1997. The deadline for entering the National Phase is March 1, 1998; however, FWT, Inc. has entered the National Phase early in Brazil and South Korea (see below).

         BRAZIL

         The Brazilian National Phase application was filed on August 1, 1997 and assigned a filing date of August 20, 1996 and Deposit No. PCT/US96/13733.

         SOUTH KOREA

         The South Korean National Phase application was filed on August 1, 1997 and was assigned patent Application No. 705250 in 1997. A Request for Examination is due by August 19, 2001.

(2) Co-owner of Patent Application filed February 28, 1994, Serial No. 08/202,444 (assigned to FWT, Inc. by Roy J. Moore).

(3) Co-owner of Patent Application filed January 31, 1995, Serial No. 08/381,504 (assigned to FWT, Inc. by Roy J. Moore).

(4)      POWERMOUNT trademark - Registration No. 2,088,202.

(5)      SMARTROC trademark - Registration No. 1,944,176.

                        SCHEDULE 4.37 (to EXHIBIT 10.1)

                           COMPUTER SOFTWARE LICENSES


(1)      PJF Pole Automated Telecom Monopole Design and Analysis Software ("PJF
         Pole) under Software License Agreement between Paul J. Ford and Company, an Ohio corporation, and FWT, Inc.

(2)      PJF Caisson (monopole foundation design).

                        SCHEDULE 4.40 (to EXHIBIT 10.1)

                                PERMITTED LIENS


(1) Security interest in favor of NationsBank of Texas, N.A. covering accounts, accounts receivables and contract rights.

(2) Security interest or financing statement relating to the Lease and Rental Agreement between FWT, Inc. and Darr Equipment Co. relating to the lease of one (1) Caterpillar DP 115 (Serial No. 4DP00051).

(3) Liens imposed by mandatory provisions of law such as materialmen's, mechanic's, warehousemen's, journeyman's and carrier's liens arising in the ordinary course of business securing obligations or indebtedness whose payment is not yet due unless the same are being contested in good faith and for which adequate reserves have been provided.

(4) Defects in title which do not secure the payment of money or other obligations and otherwise have no material adverse effect on the value or operation of the property encumbered thereby and for the purposes of this Agreement, a minor defect in title shall include easements, rights-of-way, servitudes, permits for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of FWT, Inc.

(5) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are not being contested in good faith in the normal course of business by appropriate action.

(6) All applicable laws, rules and orders of governmental authorities having jurisdiction of the affairs of FWT, Inc.

(7)      Landlord liens on property of FWT, Inc.

                        SCHEDULE 4.42 (to EXHIBIT 10.1)

                             LITIGATION AND CLAIMS




(1) FWT, Inc. V. MCCommications; Cause No. 96-169559-97, Tarrant County District Court (case has settled; final settlement documents have not been filed)

(2) Aubrey Earl Rogers, Inc. V. John Doe, individually and FWT, Inc. d/b/a Fort Worth Tower; Cause No. 153-169617-97, Tarrant County District Court

(3) Al L. Vreeland, as personal representative of the Estate of Mark McKarns, Deceased v. C & S Construction Company, Contel Cellular, Inc., et al. v Fort Worth Tower Company; Civil Action No. CV-97-302, In the Circuit Court of Tuscaloosa County, Alabama

                        SCHEDULE 4.43 (to EXHIBIT 10.1)

                               LITIGATION HISTORY


None

                        SCHEDULE 4.46 (to EXHIBIT 10.1)

                                 INVESTIGATIONS





NONE

                        SCHEDULE 4.47 (to EXHIBIT 10.1)

                               INSURANCE POLICIES


(1) Workers' Compensation Policy No. 37-49-20 issued by Connecticut Indemnity Company
         May 1, 1997/1998

(2) Manufacturers Output Policy Policy No. CK09102956 issued by St. Paul Mercury Insurance Company
         May 1, 1997/1998

(3) Commercial General Liability Policy No. CK09102956 issued by St. Paul Mercury Insurance Company
         May 1, 1997/1997

(4) Commercial Umbrella Policy No. CK09102956 issued by St. Paul Mercury Insurance Company
         May 1, 1997/1998

(5) Commercial Automobile Policy No. CK09102956-01 issued by St. Paul Mercury Insurance Company
         May 1, 1997/1998

(6) Employee Benefits Liability Policy No. CK09102956-02 issued by St. Paul Fire and Marine Insurance Company
         May 1, 1997/1998

(7) Boiler & Machinery Policy No. 3XN 006743-01 issued by American Manufacturers Mutual Insurance Company May 1, 1997/1998

(8) Foreign Liability Policy No. CK09102956-03 issued by St. Paul Fire and Marine Insurance Company
         November 7, 1997 - May 1, 1998

(9) Professional Liability Policy No. PL 509906-01 issued by Design Professionals Insurance Company
         November 7, 1997/1999

                        SCHEDULE 4.49 (to EXHIBIT 10.1)

                               PRODUCT WARRANTIES


         The following are the terms and conditions of the standard warranty of FWT, Inc. as set forth in its standard form of quotation:

(1) All products manufactured and purchased from FWT, Inc. carry with them a one-year guarantee against defective materials or faulty workmanship.

(2) Tower painting and light bulb replacement for towers and buildings are considered to be a part of normal maintenance and is not included within this guarantee.

(3) Other products sold by FWT, Inc. but are not of their manufacture, will be guaranteed only to the extent of the manufacturer's guarantee.

(4) FWT, Inc. shall not under any circumstances be liable to third persons for any claims or damages including direct, special, indirect or consequential damages for any reason. The buyer agrees to indemnify and to hold FWT, Inc. harmless for, of and from any loss, claims, damages, expenses and attorney's fees, including but not limited to any fines, penalties and laws, rules and regulations in connection with the performance of this sale.

(5) FWT, Inc. will assume no responsibility for the adequacy of any product if material is used and which is not totally supplied and installed by FWT, Inc.

(6) All guarantees are void on drawings made by others, whether by a professional engineer, sealed or not, that are not rechecked and approved by FWT, Inc. designated engineers, and therefore FWT, Inc. assumes no liability for the adequacy of the drawings or the design.

(7) FWT, Inc. reserves the right to change or modify the design and the construction of any product manufactured by FWT, Inc. and to substitute material equal to or superior to that original specified.

(8) The guarantee expressly stated herein is in lieu of any other guarantees, expressed or implied, including any implied guarantee of merchantability or fitness for a particular purpose.

(9) This guarantee shall remain in force so long as customer furnishes FWT, Inc. with an annual inspection report confirming that normal maintenance has been performed on the product including but not limited to tightening of bolts, tensioning of guy wires and touch-up of galvanizing.

                        SCHEDULE 4.50 (to EXHIBIT 10.1)

                                     TAXES


FWT, Inc.
Schedule of Tax Returns Filed
During the period
May 1, 1994 to October 31, 1997

FEDERAL INCOME TAX RETURNS                                                      Return Period
                                                                                ---------------
US Income Tax Return for an S Corporation                   Form 1120S          FYE 4-30-96
US Income Tax Return for an S Corporation                   Form 1120S          FYE 4-30-95
US Income Tax Return for an S Corporation                   Form 1120S          FYE 4-30-94

Required Payment or Refund Under Sec 7519                   Form 8752           FYE 4-30-97
Required Payment or Refund Under Sec 7519                   Form 8752           FYE 4-30-96
Required Payment or Refund Under Sec 7519                   Form 8752           FYE 4-30-94

Quarterly Federal Excise Tax Return                         Form 720            For each quarter ended
                                                                                6-30-94 through 9-30-97

                                                                                Privilege
TEXAS CORPORATION FRANCHISE TAX REPORT                                          Period
                                                                                ---------------

Texas Corporation Franchise Tax Report                                          1-01-96 to 12-31-96
Texas Corporation Franchise Tax Report                                          1-01-95 to 12-31-95
Texas Corporation Franchise Tax Report                                          1-01-94 to 12-31-94

                                                                                Return
STATE CORPORATION TAX RETURNS                                                   Period
                                                                                ---------------

Louisiana Corporation Income Tax/Franchise Tax Return       Form ICFT-620       FYE 4-30-94
Montana Corporation License Tax Return                      Form CLT-4          FYE 4-30-94
New Jersey Corporation Business Tax Return                  Form CBT-100        FYE 4-30-94
South Carolina Income Tax Return                            Form SC1120-S       FYE 4-30-94
South Carolina Withholding Tax on Income of
     Non Resident Shareholders                              Form SC1120S-WH     FYE 4-30-94
Virginia Corporation Income Tax Return                      Form 500            FYE 4-30-94
West Virginia Business Franchise Tax Return                 Form WV/BFT-120     FYE 4-30-94
West Virginia S Corporation Return                          Form WV/CNT-112S    FYE 4-30-94

FWT, Inc.
Schedule of Tax Returns Filed
During the period
May 1, 1994 to October 31, 1997

West Virginia Corporation License Tax Return                    Form WV/Char-2     Period Ended 6-30-98
West Virginia Corporation License Tax Return                    Form WV/Char-2     Period Ended 6-30-97
West Virginia Corporation License Tax Return                    Form WV/Char-2     Period Ended 6-30-96
Maryland Personal Property Return                                                        12/31/95
Maryland Personal Property Return                                                        12/31/94
Maryland Personal Property Return                                                        12/31/93


FEDERAL PAYROLL TAX RETURNS

Employers Quarterly Tax Return                                  Form 941
  For each quarter ended 6-30-94 through 9-30-97

Transmitter Report and Summary of Magnetic Media                Form 6559          Year ended 12-31-96
Transmittal of Wage and Tax Statements                          Form W-3           Year ended 12-31-95
Transmittal of Wage and Tax Statements                          Form W-3           Year ended 12-31-94

Annual Summary and Transmittal of US Information Returns        Form 1096          Year ended 12-31-96
Annual Summary and Transmittal of US Information Returns        Form 1096          Year ended 12-31-95
Annual Summary and Transmittal of US Information Returns        Form 1096          Year ended 12-31-94

STATE PAYROLL TAX RETURNS

Texas Employers Quarterly Report                                Form C-3
  For each quarter ended 6-30-94 through 9-30-97
Arizona Payment of Arizona Income Tax Withheld                  Form A1-WP         For each quarter ended 6-30-96 through 9-30-97
Arizona Annual Withholding Tax Return                           Form A-1R          Year ended 12-31-96
Ohio Employers Payment of Income Tax Withheld                   Form IT-501        For each quarter ended 12-31-96 through 9-30-97
Ohio Employers Annual Reconciliation of Income Tax Withheld     Form IT-941        Year ended 12-31-96
Ohio Transmittal of Wage and Tax Statements                     Form IT-3          Year ended 12-31-96
Michigan Combined Return for Michigan Taxes                     Form C-3200        For each quarter ended 3-31-97 through 9-30-97
Michigan Annual Return for Sales, Use and Withholding Taxes     Form C-2304        Year ended 12-31-96
Arizona Unemployment Tax and Wage Report                        Form UC-018        For each quarter ended 6-30-96 through 9-30-97
Tennessee Department of Economic Security Premium Report        Form DES 2205      For each quarter ended 12-31-95 through 9-30-97

FWT, Inc.
Schedule of Tax Returns Filed
During the period
May 1, 1994 to October 31, 1997



STATE SALES TAX RETURNS

Alabama Consumers Use Tax Return                                 For each month ended 5-31-94 through 9-30-97
Alabama City and County Consumers Use Tax Return                 For each month ended 5-31-94 through 9-30-97
Arkansas Excise Tax Reports                                      For each month ended 5-31-94 through 9-30-97
Arizona Transaction Privilege, Use and Severance Tax             For each month ended 5-31-94 through 9-30-97
Florida Sales and Use Tax Return                                 For each month ended 5-31-94 through 9-30-97
Georgia Sales and Use Tax Report                                 For each month ended 5-31-94 through 9-30-97
Kentucky Sales and Use Tax Return                                For each month ended 5-31-94 through 9-30-97
Louisiana Sales Tax Return                                       For each month ended 5-31-94 through 9-30-97
Mississippi Sales Tax Return                                     For each month ended 5-31-94 through 9-30-97
North Carolina Sales and Use Tax Report                          For each month ended 5-31-94 through 9-30-97
Pennsylvania Sales, Use and Hotel Occupancy Tax                  For each month ended 5-31-94 through 9-30-97
Texas Sales and Use Tax Return                                   For each month ended 5-31-94 through 9-30-97
Virginia Out-of-State Dealers Use Tax Return                     For each month ended 5-31-94 through 9-30-97

New Jersey Sales and Use Tax Return                              For each quarter ended 6-30-94 through 9-30-97
South Carolina Sales and Local Option Sales Tax Return           For each quarter ended 6-30-94 through 9-30-97
West Virginia Use Tax Return                                     For each quarter ended 6-30-94 through 9-30-97

Connecticut Sales and Use Tax Return                             For each quarter ended 6-30-94 through 12-31-95
Connecticut Sales and Use Tax Return                             For the year ended 12-31-96
Kansas State and Local Retail Sales Tax Return                   For each year ended 12-31-96, 12-31-95 and 12-31-94
Minnesota State and City Sales and Use Tax Return                For each year ended 12-31-96, 12-31-95 and 12-31-94
Nebraska and City Sales and Use Tax Return                       For each year ended 12-31-96, 12-31-95 and 12-31-94
North Dakota State Sales and Use Tax Return                      For each year ended 12-31-96, 12-31-95 and 12-31-94
Washington Combined Excise Tax Return                            For each year ended 12-31-96, 12-31-95 and 12-31-94

Various Alabama local sales tax returns                          Occasionally when required
Various Louisiana local sales tax returns                        Occasionally when required

FWT, Inc.
Schedule of Tax Returns Filed
During the period
May 1, 1994 to October 31, 1997

STATE FUEL TAX AND/OR MOTOR CARRIER REPORTS

State Fuel Tax Reports, Motor Carrier Reports, Cab Cards,                For each quarter ended 6-30-94 (through 12-31-96
  and/or decals for the following states (as required):                  (as required). The filing requirement for most states
  Alabama, Arizona, Arkansas, California, Colorado, Connecticut          were consolidated into a combined report when the
  Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas,    states began participation in IFTA. The date each
  Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan,         state began participation in IFTA is shown on the
  Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada,           attached listing.
  New Mexico, New Jersey, New York, North Carolina, North Dakota,
  Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina,
  South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West
  Virginia, Wisconsin, Wyoming

Arizona - Motor Carrier Report                                           For each quarter ended 3-31-97 through 9-30-97
Idaho - Motor Carrier Report                                             For each quarter ended 3-31-97 through 9-30-97
Kentucky - Weight Distance Tax Form                                      For each quarter ended 3-31-97 through 9-30-97
New Mexico - Weight Distance Return & Cab Cards                          For each quarter ended 3-31-97 through 9-30-97
New York - Decals                                                        For each quarter ended 3-31-97 through 9-30-97
Oregon - Motor Carrier Mileage & Plates                                  For each quarter ended 3-31-97 through 9-30-97
Texas - IFTA Report                                                      For each quarter ended 3-31-97 through 9-30-97

FWT, INC. DEFINED BENEFIT PLAN AND TRUST

Annual Return / Report of Employee Benefit Plan                          Form 5500       Year ended 4-30-96
Return / Report of Employee Benefit Plan                                 Form 5500-CR    Year ended 4-30-95
Return / Report of Employee Benefit Plan                                 Form 5500-CR    Year ended 4-30-94

FWT, INC. EMPLOYEES PROFIT SHARING PLAN AND TRUST

Annual Return / Report of Employee Benefit Plan                          Form 5500       Year ended 4-30-96
Return / Report of Employee Benefit Plan                                 Form 5500-CR    Year ended 4-30-95
Return / Report of Employee Benefit Plan                                 Form 5500-CR    Year ended 4-30-94

                IFTA PARTICIPATING STATES AND CANADIAN PROVINCES
                               AS OF JULY 1, 1995


                        Alberta                  Nebraska
                        Arizona                  Nevada
                        Arkansas                 New Mexico
                        Colorado                 North Carolina
                        Florida                  North Dakota
                        Idaho                    Ohio
                        Illinois                 Oklahoma
                        Indiana                  Oregon
                        Iowa                     Saskatchewan
                        Kansas                   South Dakota
                        Louisiana                Tennessee
                        Manitoba                 Texas
                        Minnesota                Utah
                        Mississippi              Washington
                        Missouri                 Wisconsin
                        Montana                  Wyoming

                               IFTA JURISDICTIONS


                        IFTA PARTICIPATING JURISDICTIONS
                              AS OF DECEMBER, 1995


                    Alberta                          Nebraska
                    Arizona                          Nevada
                    Arkansas                         New Mexico
                    Colorado                         North Carolina
                    Florida                          North Dakota
                    Idaho                            Ohio
                    Illinois                         Oklahoma
                    Indiana                          Oregon
                    Iowa                             Saskatchewan
                    Kansas                           South Dakota
                    Louisiana                        Tennessee
                    Manitoba                         Texas
                    Minnesota                        Utah
                    Mississippi                      Washington
                    Missouri                         Wisconsin
                    Montana                          Wyoming


                               IFTA JURISDICTIONS
                              IMPLEMENTING IN 1996

                    Month                            Jurisdiction
                    -----                            ------------

                    January                          Alabama
                    January                          British Columbia
                    January                          California
                    January                          Connecticut
                    January                          Georgia
                    January                          Maryland
                    January                          Massachusetts
                    January                          Michigan
                    January                          New Brunswick
                    January                          Newfoundland
                    January                          New York
                    January                          Nova Scotia
                    January                          Pennsylvania
                    January                          Prince Edward Island
                    January                          Quebec
                    January                          South Carolina
                    January                          Virginia
                    January                          West Virginia
                    July                             Delaware
                    July                             Kentucky
                    July                             Rhode Island

                        SCHEDULE 4.51 (to EXHIBIT 10.1)

                                  TAX EXCEPTIONS


Certain state tax returns or reports relating to taxes which are not material in amount.

                        SCHEDULE 4.52 (to EXHIBIT 10.1)

                      DIRECTORS, OFFICERS AND KEY EMPLOYEES



Directors
---------

         T.W. Moore
         Betty Moore


Officers
--------

         Name                         Title
         ----                         -----
         T.W. Moore                   President
         Betty Moore                  Secretary/Treasurer
         Thomas F. Moore              Vice President of Manufacturing
         Carl R. Moore                Vice President
         Roy J. Moore                 Vice President of Marketing and Sales
         Martin De La Rosa            Vice President of Engineering

Key Employees
-------------

         William F. Sales
         Martin De La Rosa
         Ronald C. Sipes
         Dean S. Barkman
         Gene A. Swofford
         John M. Wrigley
         Dirk J. Tillery
         Daniel P. Sales
         Daniel W. Sikkenga
         Betty J. Smith
         Lori Mowan
         Jerry Zavitkovski

                        SCHEDULE 4.53 (to EXHIBIT 10.1)

                                    EMPLOYEES


                                                                Actual
                                                              Compensation                 Current
                                                            Fiscal Year Ended               Annual
Employee Name                       Position                      4-30-97                 Compensation
-------------                       --------                      -------               ---------------
William F. Sales                    Director of Sales                 $ 128,541.50      $    134,532.00
                                    & Operations

Martin L. De La Rosa                Vice President                      106,833.32      $    108,000.00
                                    of Engineering

Ronald C. Sipes                     Director of                          84,936.33      $    110,000.00
                                    Financial Accounting

Dean S. Barkman                     Monopole Product Manager             73,166.66      $     70,000.00

Gene A. Swofford                    Manager, Project                     43,641.32      $     66,625.00
                                    Management

John M. Wrigley                     Sales, Southeast Region             373,170.98      $     62,000.00
                                                                                        plus commission

Dirk J. Tillery                     Sales, Southern Region              132,810.57      $     58,000.00
                                                                                        plus commission

Daniel P. Sales                     Sales - Northeast Region            218,818.49      $     63,500.00
                                                                                        plus commission

Daniel W. Sikkenga                  Sales - Midwest Region               88,647.51      $     62,000.00
                                                                                        plus commission

Betty J. Smith                      Sales - Western Region              113,260.99      $     67,000.00
                                                                                        plus commission

Lori Mowan                          Sales - Rocky Mountain               10,439.07      $     50,000.00
                                                                                        plus commission

Jerry Zavitkovski                   Director - International
                                    Marketing and Sales                       0.00      $     75,000.00
                                    Region                                              plus commission

                        SCHEDULE 4.56 (to EXHIBIT 10.1)

                             EMPLOYEE BENEFIT PLANS


   (1)      FWT, Inc. Profit Sharing Plan

            Total contribution made for year ended
            April 30, 1997.                                    $ 313,936.04

   (2)      FWT, Inc. Defined Benefit Pension Plan

            Total contribution made for year ended
            April 30, 1997.                                    $ 331,935.00

   (3)      FWT, Inc. Group Health Plan with Anthem
               Health & Life Insurance Company

            Total premiums and FWT, Inc's. share of claims
            paid for year ended October 31, 1997 through
            September 30, 1997.                                $ 489,230.25

                        SCHEDULE 4.58 (to EXHIBIT 10.1)

                                  DISTRIBUTORS


Wei Sheng Investment and Development Co., Ltd.
(sales representative in Taiwan)

                        SCHEDULE 4.59 (to EXHIBIT 10.1)

                                    SUPPLIERS


------------------------------------------------------------------------------
NAME                             TOTAL AMOUNT         PERCENT OF ALL SUPPLIERS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Thomas & Betts Corp.             $17,790,784.80       14.6193%
------------------------------------------------------------------------------
Structural Metals, Inc.            8,507,443.28        6.9909%
------------------------------------------------------------------------------
Texas Galvanizing, Inc.            7,048,032.71        5.7916%
------------------------------------------------------------------------------
All-Pro Fasteners, Inc.            5,674,973.15        4.6633%
------------------------------------------------------------------------------
Delta Steel, Inc.                  5,257,140.42        4.3200%
------------------------------------------------------------------------------
Hewitt-Lucas Body Co.              4,435,015.59        3.6444%
------------------------------------------------------------------------------
Perlow Steel                       4,331,323.39        3.5592%
------------------------------------------------------------------------------
Production Metals, Inc.            3,692,225.00        3.0340%
------------------------------------------------------------------------------
Paul J. Ford & Co.                 2,573,910.62        2.1151%
------------------------------------------------------------------------------
National Strand Products           2,572,769.57        2.1141%
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                        SCHEDULE 4.60 (to EXHIBIT 10.1)

                                    CUSTOMERS




-------------------------------------------------------------------------------------------------
Customer Name                            Sales - Fiscal Year Ended      % of Total Sales For
                                         4/30/97                        Fiscal Year Ended 4/30/97
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.               $16,334,412                          25.4%
-------------------------------------------------------------------------------------------------
PrimeCo Personal Communications              4,370,209                           6.8%
-------------------------------------------------------------------------------------------------
GTE Mobilenet Services                       4,068,531                           6.3%
-------------------------------------------------------------------------------------------------
Nextel Communications                        3,956,679                           6.2%
-------------------------------------------------------------------------------------------------
MFS Network Technologies, Inc.               2,647,359                           4.1%
-------------------------------------------------------------------------------------------------
BellSouth Personal Communications            2,387,353                           3.7%
-------------------------------------------------------------------------------------------------
Southwestern Bell Mobile Systems             2,339,441                           3.6%
-------------------------------------------------------------------------------------------------
Western PCS I Corp.                          2,168,916                           3.4%
-------------------------------------------------------------------------------------------------
Bechtel National Inc.                        2,062,631                           3.2%
-------------------------------------------------------------------------------------------------
Dial Call/Nextel Communications              1,991,280                           3.1%
-------------------------------------------------------------------------------------------------

                        SCHEDULE 4.67 (to EXHIBIT 10.1)

                             RELATED PARTY ACCOUNTS



Payment From                        Amount           Payment For
------------                        ------           -----------
T.W. and Betty Moore                $47,694.00       Monopole purchased by T.W.
                                                     and Betty Moore

                                     38,705.29       Various payments made by FWT
                                                     for the personal benefit of T.W. and
                                                     Betty Moore

                                    (66,106.89)      Amounts due to T.W. and Betty
                                                     Moore for FWT expenses paid
                                                     personally by Moores
                                   -----------

                                    $20,292.40       Total Amount Paid to FWT

Betty Moore                             448.00       Reimbursement of airline tickets
                                                     charged on FWT credit card in (for
                                                     Roy J. Moore) error

                          EXHIBIT C (to EXHIBIT 10.1)
                                   ---------

                               ESCROW AGREEMENT

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of November 12, 1997 (the "CLOSING DATE") by and among FWT Acquisition, Inc., a Delaware corporation ("PURCHASER"), the persons listed on the signature pages hereto (collectively, the "SELLERS," and individually, a "SELLER"), and U.S. Trust Company of Texas, N.A., as escrow agent ("ESCROW AGENT"). Purchaser, Sellers, and Escrow Agent are sometimes collectively referred to as the "PARTIES," and individually referred to as a "PARTY."


                             PRELIMINARY STATEMENTS

A. Each of Purchaser, Sellers and FWT, Inc., a corporation (the "COMPANY") is a party to that certain Stock Purchase and Redemption Agreement dated of even date herewith among Sellers and Purchaser and certain other parties (the "PURCHASE AGREEMENT").

B. The Purchase Agreement provides for, among other things, the execution and delivery of this Agreement to establish a certain escrow account (the "ESCROW ACCOUNT") and to place into such Escrow Account the Aggregate Escrow Amount (the "ESCROW").

C. Capitalized terms used in this Agreement, but not otherwise defined, shall have the respective meanings ascribed to them in the Purchase Agreement.

         NOW, THEREFORE, for good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, now agree as follows:

                                   ARTICLE 1.
                          APPOINTMENT OF ESCROW AGENT;
                      ESTABLISHMENT OF ESCROW; INVESTMENT

         1.1 Appointment of Escrow Agent; Limited Responsibilities. Each of Purchaser and Sellers hereby appoints, and Escrow Agent hereby accepts such appointment and agrees to act as escrow agent and to hold, safeguard, and disburse the Escrow Assets (as defined below) pursuant to the terms and conditions hereof. This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

         1.2 Deposit of Escrow Assets and Documents. Concurrent with the execution of this Agreement, the Company has deposited with Escrow Agent (a) an aggregate amount in cash equal to $6,998,477.45 in immediately available funds (as was determined in accordance with the Purchase Agreement and (b) a copy of the Purchase Agreement and all of the Closing Documents.

         1.3 Purpose of Escrow. The Escrow Account established hereby is established by the Company to secure the obligation of the Company to pay all or a portion of the Escrow Assets to the Sellers upon a partial or complete termination of Escrow Account, subject to all of the various obligations of the Shareholders (or any of them) and the Company to the Purchaser under the Purchase Agreement and each and every one of the Closing Documents contemplated thereby (the "ESCROW OBLIGATIONS").

         1.4 Investment of Escrow Assets. The Assets held in Escrow (the "ESCROW ASSETS") shall be invested from time to time, to the extent possible, in United States Treasury bills having a remaining maturity of 90 days or less and repurchase obligations secured by such United States Treasury Bills, with any remainder being deposited and maintained in a money market deposit account with Escrow Agent, until disbursement of the entire Escrow Assets in accordance with the terms hereof. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Assets consisting of investments to provide for disbursements required to be made under this Agreement.

                                   ARTICLE 2.
                        CLAIMS; TERMINATION OF ACCOUNTS

         2.1     Disbursements for Claims.

                 (a) Claim Procedure. From time to time during the term hereof, Purchaser may give notice (a "NOTICE") to Sellers and Escrow Agent specifying in reasonable detail the nature and dollar amount of any claim related to any Escrow Obligation, including but not limited to any matters related to purchase price, representations/warranties and indemnifications (collectively, a "CLAIM") Purchaser may have. If Sellers give notice to Purchaser and Escrow Agent disputing any Claim (a "COUNTER NOTICE") within ten
(10) days following receipt by Escrow Agent of the Notice regarding such Claim, such Claim shall be resolved as provided in Section 2.1(b). If no Counter Notice is received by Escrow Agent within such ten (10) day period, then the dollar amount of damages claimed by Purchaser as set forth in its Notice shall be deemed established for purposes of this Escrow Agreement and, at the end of such ten (10) day period, Escrow Agent shall pay to Purchaser the dollar amount claimed in the Notice.

                 (b) Resolution of a Claim Dispute. If a Counter Notice is given with respect to a Claim, Escrow Agent shall make a disbursement only in accordance with (i) written instructions of both Purchaser and Sellers, or
(ii) a final determination of the Arbitrator in accordance with the provisions of Article VIII of the Purchase Agreement.

                 (c) Disbursement Upon Partial Termination. On the date of the eighteenth (18th) month anniversary of the Closing Date, Escrow Agent shall distribute to Sellers in the percentages set forth on Schedule I the excess, if any, of (i) the then amount of the Escrow Account over (ii) the aggregate dollar amount of Claims, if any (as shown in the Notices of such Claims) outstanding on such date; provided, however, if any Notice specifies in reasonable detail the nature of a Claim with respect to which Purchaser is in good faith unable to specify the amount of Damages, then the entire balance remaining in the Escrow Account shall be retained by Escrow Agent. If any amount is retained in the Escrow Account for pending Claims, then

Escrow Agent shall retain such amount until it receives joint written instructions of Purchaser and Sellers or a final determination of the Arbitrator in accordance with the provisions of Article VIII of the Purchase Agreement.

                 (d) Termination of Account. Upon payment of all moneys in the Escrow Account, the Escrow Account shall be deemed closed, and this Agreement shall be deemed terminated.

                 (e) Solely for the purpose of and in connection with determining when any notice, request, instruction, or consent required or permitted to be given by Sellers pursuant to this Agreement shall be valid and enforceable, any notice, request, instruction, or consent which is executed by two or more Sellers shall be deemed to be a notice, request, instruction, or consent validly given and enforceable against all Sellers. Escrow Agent shall be entitled to rely upon any notice, request, instruction, or consent executed in accordance with this section unless and until written notice (conforming to the requirements of this Section) to the contrary is delivered to Escrow Agent.

                                   ARTICLE 3.
                             DUTIES OF ESCROW AGENT

         3.1 Degree of Care. Escrow Agent shall not be under any duty to give the Escrow Assets held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

         3.2 Liability; Indemnification of Escrow Agent. Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent. Sellers on the one hand and Purchaser on the other hand shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Assets, or any loss of interest incident to any such delays. This Section shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

         3.3 Reliance by Escrow Agent. Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any Party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that Party unless written notice to the contrary is delivered to Escrow Agent.

         3.4 Advice of Counsel. Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

         3.5 Subject to Taxes and Regulations. Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any disbursements of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. Each Seller and Purchaser will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification. The Parties hereto agree that for federal income tax reporting purposes, each Party will treat the Escrow Account as follows: (i) prior to the termination of the Escrow Account, Company shall be treated as the owner of the Escrow Assets and any income attributable to the Escrow Assets, and (ii) upon the termination of the Escrow Account, any portion of the Escrow Assets paid over to the Sellers shall be treated as a contingent portion of the Final Aggregate Purchase Price received by Sellers as of the date of such termination.

         3.6 No Representation. Escrow Agent makes no representation as to the validity, value, genuineness, or the collectability of any security or other document or instrument held by or delivered to it.

         3.7 No Advice. Escrow Agent shall not be called upon to advise any Party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

         3.8 Resignation of Escrow Agent. Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Assets to any successor Escrow Agent jointly designated in writing by Sellers on the one hand and Purchaser on the other hand, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising from or in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other Parties hereto. If at the effective time of Escrow Agent's resignation it has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Assets until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by Sellers on the one hand and Purchaser on the other hand or a final non-appealable order of a court of competent jurisdiction.

         3.9 Compensation of Escrow Agent. Sellers on the one hand and Purchaser on the other hand shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder as set forth on
Schedule II hereto and agree to reimburse

Escrow Agent for all reasonable expenses, disbursements, and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses, and disbursements of its counsel). Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne fifty percent (50%) by Purchaser and fifty percent (50%) by Sellers.


                                   ARTICLE 4.
                                 MISCELLANEOUS

         4.1 Severability. If any provision of this Agreement as applied to any part or to any circumstance shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the application of such provision to any other part or to any other circumstance shall not be affected or impaired thereby.

         4.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Parties.

         4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same agreement.

         4.4 Headings. The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation hereof.

         4.5 Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the Party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof. The rights and remedies of the Parties are cumulative and not alternative.

         4.6 No Third-Party Beneficiaries. Nothing in this Agreement shall create or confer upon any Person, other than the Parties or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

         4.7 Notices. Unless otherwise provided herein, any notice, request, instruction, consent or other document required or permitted to be given pursuant to this Agreement shall be in writing and delivered personally, by facsimile or by a nationally recognized overnight courier service to the address or location listed on Schedule I for each Party, or at such other address or location for a Party as shall be specified in writing by that Party. Any notice, request, instruction, consent or other document delivered as provided herein shall be deemed effectively given on the day after the dispatch of such notice.

         4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed wholly within such jurisdiction.

         4.9 Exclusive Jurisdiction and Consent to Service of Process. The Parties agree that any action arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in a federal or state court sitting in Dallas County, Texas, which shall be the exclusive venue of any such action. Each Party waives any objection which such Party may now or hereafter have to the laying of venue of any such action, and irrevocably submits to the jurisdiction of any such court in any such action. Nothing contained herein shall be deemed to affect the right of any Party to serve process in any manner permitted by Law.

         4.10    Interpretation.

                 (a) References. Unless specifically stated otherwise, references to articles, sections and schedules refer to articles, sections schedules in this Agreement. References to "includes" and "including" mean "includes without limitation" and "including without limitation." Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter gender.

                 (b) No Reliance. Each Party is a sophisticated legal entity that was advised by experienced counsel, and to the extent it deemed necessary, other advisors in connection with this Agreement. Accordingly, each Party hereby acknowledges that it has not relied and will not rely in respect of this Agreement or the transactions contemplated hereby upon any document or written or oral information previously furnished to or discovered by it or its representatives, other than this Agreement and the documents and instruments delivered at the Closing (as defined in the Purchase Agreement).

                 (c) Drafting. No provision of this Agreement shall be interpreted in favor of, or against, any Party by reason of the extent to which such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft thereof.

         4.11 Entire Agreement. This Agreement constitutes the sole understanding of the Parties with respect to the matters contemplated hereby and supersede and render null and void all prior agreements and understandings, written and oral, between the Parties with respect to such matters. No Party shall be liable or bound to the other Parties in any manner by any promises, conditions, representations, warranties or covenants except as specifically set forth herein.

         4.12 Amendment. Except as otherwise specifically provided for in this Agreement, no amendment, modification or alteration of the terms or provisions of this Agreement, including any schedules or exhibits, shall be binding unless the same shall be in writing and duly executed by the Party against whom such amendment, modification or alteration is sought to be enforced.

         4.13 Assignment. This Agreement may not be assigned by any Party without the prior written consent of the non-assigning Parties.


                         [SIGNATURES ON THE NEXT PAGE]

         IN WITNESS WHEREOF, each Party has executed, or caused to be executed, this Agreement as of the Closing Date.


THE SELLERS:                       By: /s/ T. W. MOORE
                                   -----------------------------------------
                                           T. W. Moore
                                   -----------------------------------------

                                   By: /s/ BETTY MOORE
                                   -----------------------------------------
                                           Betty Moore
                                   -----------------------------------------

                                   By: /s/ ROY J. MOORE
                                   -----------------------------------------
                                           Roy J. Moore
                                   -----------------------------------------


                                   By: /s/ THOMAS F. "FRED" MOORE
                                   -----------------------------------------
                                           Thomas F. "Fred Moore
                                   -----------------------------------------


                                   By: /s/ CARL R. MOORE
                                   -----------------------------------------
                                           Carl R. Moore
                                   -----------------------------------------


PURCHASER:                       FWT ACQUISITION, INC.

                                   By: /s/ LAWRENCE A. BETTINO
                                   -----------------------------------------
                                           Lawrence A. Bettino
                                   -----------------------------------------
                                           Vice President
                                   -----------------------------------------


ESCROW AGENT:                    U.S. TRUST COMPANY OF TEXAS, N.A.



                                   By: /s/ JOHN C. STOHLMANN
                                   -----------------------------------------
                                           John C. Stohlmann
                                   -----------------------------------------
                                           Vice President
                                   -----------------------------------------

                  SCHEDULE I (to Exhibit C to Exhibit 10.1)


              Sellers' Disbursement Amounts; Addresses for Notices



Sellers  Distribution Percentage

T.W. Moore                                 25.25%
3508 Orchid Court
Arlington, TX  76016

Betty J. Moore                             25.25%
3508 Orchid Court
Arlington, TX  76016

Roy J. Moore                               16.5%
3508 Orchid Court
Arlington, TX  76016

Carl R. Moore                              16.5%
4104 Flower Garden
Arlington, TX  76016

Thomas F. Moore                            16.5%
5820 Bay Club Drive
Arlington, TX  76013


PURCHASER
FWT ACQUISITION, INC.
575 Madison Avenue, 10th Floor
New York, NY  10022


ESCROW AGENT
U.S. TRUST COMPANY OF TEXAS, N.A.
2001 Ross Avenue
Suite 2700
Dallas, TX  75201-2936
Attn:  John Stohlmann
(214) 754-1254

                  SCHEDULE II (to Exhibit C to Exhibit 10.1)

                               ESCROW AGENT FEES


                       $3,500 per year or portion thereof


                      Wire Transfer Instructions:

                      Chase NYC
                      021000021
                      Credit UST-NY
                      9201073195
                      Credit FWT Acquisition Escrow
                      76510102
                      Attn:  John Stohlmann

                          EXHIBIT D (to EXHIBIT 10.1)
                                   ---------

                       FORM OF PURCHASER'S LEGAL OPINION

             [AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P. LETTERHEAD]



                               November 12, 1997

The Shareholders of FWT, Inc.
       Listed on Schedule I Hereto
1901 East Loop 820 South
Fort Worth, Texas 76112-7899

       Re:    Stock Purchase and Redemption of the Common Stock of FWT, Inc.

Ladies and Gentlemen:

       We are acting as counsel to FWT Acquisition, Inc., a Delaware corporation (the "PURCHASER"), in connection with that certain Stock Purchase and Redemption Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") by and among the Purchaser, FWT, Inc., a Texas corporation (the "COMPANY"), T.W. Moore, Betty Moore, Carl Moore, Thomas F. "Fred" Moore and Roy J. Moore (collectively, the "SHAREHOLDERS"). This opinion is delivered at the request of the Purchaser pursuant to Section 1.7(a) of the Purchase Agreement. All capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed in the Purchase Agreement.

I.     Documents Examined.

       In connection with this opinion, we have examined executed originals or copies of executed originals of each of the following documents (collectively, the "TRANSACTION DOCUMENTS"):

       1.     The Purchase Agreement;

       2. The Escrow Agreement dated as of the date hereof among the Purchaser, the Shareholders, and U.S. Trust Company of Texas, N.A.;

       3.     The Shareholders' Agreement dated as of the date hereof among Roy
J. Moore, Thomas F. "Fred" Moore, Carl J. Moore (collectively, the "ROLLOVER SHAREHOLDERS"), the Purchaser, the Company, and for certain limited purposes, Baker Communications Fund, L.P.; and

The Shareholders of FWT, Inc.
November 12, 1997
Page 2


       4. The Registration Rights Agreement dated as of the date hereof among the Company, the Rollover Shareholders, and the Purchaser.

       In addition, we have examined the following documents (collectively, the "DUE DILIGENCE DOCUMENTS"):

       1. The Certificate of Incorporation of the Purchaser, certified by the Secretary of State of the State of Delaware as of November 5, 1997, and certified as true and correct by the Secretary of the Purchaser as of the date hereof (the "CERTIFICATE OF INCORPORATION");

       2. The Bylaws of the Purchaser, certified as true and correct by the Secretary of the Purchaser as of the date hereof (the "BYLAWS");

       3. The minute book and stock records of the Purchaser, each certified as true and correct by the Secretary of the Purchaser as of the date hereof;

       4. The certificate of good standing from the Secretary of State of the State of Delaware fisted on Schedule II attached hereto, a copy of which is attached hereto as part of Schedule II; and

       5. The various certificates and other closing documents delivered in connection with the closing of the transactions contemplated by the Transactions Documents, including the certificate delivered to us by the Purchaser in contemplation of this opinion letter.

       We have made no special investigation or review of any laws, rules, regulations, judgments, decrees, franchises, certificates, licenses, permits, writs, orders, decisions, or the like, other than a review of (i) public records as specifically fisted herein, (ii) the laws, rules, and regulations of the State of Texas, (iii) the Delaware General Corporation Law, and (iv) the federal laws, rules, and regulations of the United States of America. For purposes of this opinion, the term "INCLUDED LAWS" shall mean the items described in clauses (ii), (iii) and (iv) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated by the Transaction Documents. The term "INCLUDED LAWS" specifically excludes laws, statutes, judicial and administrative decisions, and the rules and regulations (i) of any counties, cities, towns, municipalities, and special political subdivisions and any agencies thereof and (ii) relating to securities issues, environmental issues, land use issues, taxes, and intellectual property rights. We have made no investigation or review of any matters relating to the Purchaser other than as expressly listed above.

The Shareholders of FWT, Inc.
November 12, 1997
Page 3

II.    Certain Basic Assumptions

       1. We have assumed (i) the genuineness of all signatures, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies, (iv) the authenticity of the originals of all such certified, conformed, or photostatic copies, and (v) the legal capacity of all individual signatories to such documents.

       2. We have assumed that no fraud, dishonesty, forgery, coercion, duress, or breach of fiduciary duty exists or will exist with respect to any of the matters relevant to our opinions.

       3. As to questions of fact relevant to this letter, we have, without independent investigation, relied upon (i) representations made to us by the Purchaser and (ii) the representations contained in the Transaction Documents and the Due Diligence Documents, all of which we assume to be true.

       4. We have assumed (i) the due execution and delivery of the Transaction Documents by all parties thereto other than the Purchaser, (ii) the due authorization of the Transaction Documents by all parties other than the Purchaser and any natural persons, (iii) that each party other than the Purchaser and any natural persons has the requisite power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby, (iv) the absence of any requirement of consent, approval, or authorization by any governmental authority or any other person with regard to all parties other than the Purchaser, (v) that the Transaction Documents constitute legal, valid, and binding obligations of all parties thereto other than the Purchaser, enforceable against such parties in accordance with their respective terms, and (vi) that all parties other than the Purchaser will, in exercising any remedies under or in connection with the Transaction Documents, comply with all requirements of applicable law at such time regarding the exercise of such remedies.

III.   Opinions.

       Based upon the foregoing and the other assumptions, limitations, qualifications and exceptions contained elsewhere in this opinion letter, we are of the opinion that:

       1. As of the date listed in Schedule H, the Purchaser was a corporation validly existing, and was in good standing under the laws of the State of Delaware.

       2. The Purchaser possesses the corporate power and authority to execute, deliver, and perform its obligations under the Transaction Documents.

       3. The Purchaser's execution, delivery and performance of the Transaction Documents will not, directly or indirectly, breach or violate (i) any provision of the Certificate of Incorporation or the Bylaws, (ii) any resolution of the board of directors, of any committee of the board of directors, or of the shareholder of the Purchaser, (iii) any agreement to which the Purchaser is a party and is known

The Shareholders of FWT, Inc.
November 12, 1997
Page 4

to us, and (iv) any writ, order, or decision of any court or governmental instrumentality which is binding on the Purchaser and known to us.

       4. The Purchaser's execution, delivery and performance of the Transaction Documents will not violate any Included Laws to which the Purchaser is, or its assets are, subject or bound.

       5. The Purchaser has duly authorized, executed, and delivered each of the Transaction Documents, and each of the Transaction Documents constitutes a legal, valid, and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

IV.    Additional Assumptions Limitations, Qualifications, and Exceptio .

       In addition to the matters set forth above, the foregoing opinions are subject to the following additional assumptions, limitations, qualifications, and exceptions:

       A. This opinion is subject to the qualifications that the enforceability of the Transaction Documents may be limited by and subject to
(i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium, or other similar laws affecting creditors' rights, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness, and conscionability, (iii) the power of the courts to award damages in lieu of equitable remedies, (iv) the qualification that certain provisions of the Transaction Documents may not be enforceable in whole or in part under the laws of the State of Texas or the United States, as more particularly discussed in
Section IV, Paragraph B. below, but the inclusion of such provisions does not affect the validity of the Transaction Documents taken as a whole, and the Transaction Documents contain adequate provisions for enforcing the rights contemplated therein and for the practical realization of the rights and benefits afforded thereby (subject to the other assumptions, limitations, qualifications, and exceptions set forth in this opinion letter), except for the economic consequences of any judicial, administrative, or other delay or procedure which may be imposed by applicable federal and state law, rules, regulations, and court decisions and by constitutional requirements in and of the State of Texas or the United States, and (v) the qualification that any right to indemnification and contribution contained in the Transaction Documents may be limited by United States Federal or state laws or the policies underlying such laws;

       B. We express no opinion as to the enforceability of any provisions contained in the Transaction Documents purporting to (i) relate to delay or failure by Buyer to exercise any right or remedy not operating as a waiver thereof (H) restrict or waive access to legal or equitable remedies or defenses (including, but not limited to, proper jurisdiction and venue, forum non conveniens, and service of process) or the right to collect damages (including, but not limited to, actual, consequential, special, indirect, incidental, and punitive damages), (iii) waive the benefits of any statute of limitation or any applicable bankruptcy, insolvency, or usury law or waive any rights under any applicable statutes or rules hereafter enacted or promulgated, (iv) prohibit oral amendments to or waivers of provisions of the Transaction Documents or otherwise limit the effect of a course of dealing between the parties thereto,
(v) provide for specific performance, (vi) provide for severability or enforcement of any

The Shareholders of FWT, Inc.
November 12, 1997
Page 5

agreement or instrument if a material portion thereof is held to be invalid, illegal or unenforceable, or (vii) provide that a document should be construed as jointly drafted;

       C. We express no opinion as to the enforceability of the covenants contained in Article VI of the Purchase Agreement;

       D. We express no opinion regarding the attachment, enforceability, perfection, or priority of any Liens or purported Liens under the Escrow Agreement;

       E. We have assumed that issues regarding execution, delivery, and related matters with respect to the Transactions Documents by the Purchaser who is not a resident of the State of Texas and who did not execute and deliver the Transactions Documents in the State of Texas will be governed exclusively by the laws of the State of Texas. We note that we do not believe that such assumptions are true and we further note that we express no opinion as to what law would govern such issues;

       F. We express no opinion as to whether a court, in accordance with any applicable law or precedent, would grant any remedy, the granting of which is discretionary with such court;

       G. We have assumed that each Party will at all times strictly comply with the covenants set forth in the Transaction Documents;

       H. We express no opinion as to (i) the compliance of the transactions contemplated by the Transaction Documents with any regulations or governmental requirements applicable to the parties other than the Purchaser,
(R) the financial ability of any party to meet their respective obligations under the Transaction Documents, (iii) matters relating to local, state, federal, or foreign taxes, and (iv) the conformity of the Transaction Documents to any letter of intent or any other document;

       I. We express no opinion as to any consents of or filings with any Texas or United States of America federal governmental authority which are required to be obtained or made after the Closing; and

       J. When used in this opinion, the phrases "KNOWN TO US," "TO OUR KNOWLEDGE," and similar phrases (i) do not include constructive knowledge or inquiry knowledge, and are limited to the actual current consciousness of attorneys in our Dallas office who have rendered substantive attention to the negotiation of the Transaction Documents and the preparation of this opinion and (ii) do not require or imply (A) any examination of this firm's, such lawyer's or any other person's or entity's files, (B) that any inquiry be made of the client, any lawyer (other than the lawyers described above), or any other person or entity, or (C) any review or examination of any agreements, documents, certificates, instruments or other papers (including, but not limited to, the exhibits and schedules to the Transaction Documents and the Due Diligence Documents, and the various papers referred to in or contemplated by the Transaction Documents, the Due Diligence Documents, and the respective exhibits and schedules thereto) other than the Transaction Documents and the Due Diligence Documents.

The Shareholders of FACT, Inc.
November 12, 1997
Page 6

       This law firm is a registered limited liability partnership organized under the laws of the State of Texas. The partners resident in our Dallas, Texas office (or sole shareholders of partners that are professional corporations) are members of the State Bar of Texas. We express no opinion as to the laws of any jurisdiction other than the Included Laws. This opinion is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

       This opinion is as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Purchaser or any other person or entity, or any other circumstance. This opinion is provided to the Shareholders pursuant to the Purchase Agreement and, without our prior written consent, this opinion may not be relied upon or quoted in whole or in part or otherwise referred to in any report or document or furnished to any person or entity other than the Shareholders or their successors and permitted assigns. In addition, the "Agent" and the "Lenders" as defined in that certain (i) Senior Secured Credit Agreement, dated as of the date hereof, by and among the Company, the lenders named on the signature pages thereto, and Bankers Trust Company, as agent for the lenders and (ii) Credit Agreement, dated as of the date hereof, by and among the Company, the financial institutions listed on the signature pages thereto, and BT Commercial Corporation, as agent for the lenders, may rely hereon as if they were addressees hereof.

                                   Very truly yours,


                                  /s/ AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P. AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

                  SCHEDULE I (to Exhibit D to Exhibit 10.1)

                           Shareholders of FWT, Inc.
                           -------------------------


T.W. Moore
Betty Moore
Carl Moore
Thomas F. "Fred" Moore
Roy J. Moore

                  SCHEDULE II (to Exhibit D to Exhibit 10.1)

               List and Copy of the Certificate for the Purchaser
               --------------------------------------------------


1.   DELAWARE

     Date of Certificate:      November 5, 1997

     Type of Certificate:      Certificate of Good Standing

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         ------------------------------


                      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "FWT ACQUISITION, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIFTH DAY OF NOVEMBER, A.D. 1997.

                      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE NOT BEEN ASSESSED TO DATE.


                                           /s/ EDWARD J. FREEL
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:
                              [SEAL]                                 8740765
          2816972  8300                               DATE:

          971375850                                                  11-05-97

                          EXHIBIT E (to EXHIBIT 10.1)

                       FORM OF SHAREHOLDERS LEGAL OPINION

                                           [HAYNES AND BOONE, LLP LETTERHEAD]


                               November 12, 1997


FWT Acquisition, Inc.
c/o Baker Communications Fund, L.P.
575 Madison Avenue, 10th Floor
New York, New York  10022

    Re: Stock Purchase and Redemption Agreement dated as of November 12, 1997 by and among FWT Acquisition, Inc., FWT, Inc., T.W. Moore, Betty Moore, Carl Moore, Thomas F. "Fred" Moore and Roy J. Moore (the "Agreement")

Ladies and Gentlemen:

    We have acted as counsel to T.W. Moore, Betty Moore, Carl More, Thomas F. "Fred" Moore and Roy J. Moore (individually, a "Shareholder" and collectively, the "Shareholders") in connection with the Agreement which provides for (a) the redemption of shares of common stock, $10 par value per share ("Common Stock"), by the Company from each of the Shareholders, all on the terms and conditions set forth in the Agreement and (b) the purchase of shares of Common Stock by FWT Acquisition, Inc., a Delaware corporation ("Purchaser"), from each of the Shareholders. This opinion letter is being delivered to you at the Shareholders' request pursuant to Section 1.8(a) of the Agreement. Unless otherwise defined or expressed herein or the context otherwise requires, each term used herein with its initial letter capitalized has the meaning given to that term in the Agreement.

     In rendering the opinions expressed herein, we have examined originals, or copies of originals certified or otherwise authenticated to our satisfaction, of the Agreement, the Shareholders' Agreement, the Escrow Agreement, the Registration Rights Agreement, the Employment Agreements and the Promissory Notes (collectively, the "Closing Documents") and such other agreements, documents, certificates and other papers and evidence as we have deemed relevant and necessary as a basis therefor. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of any copies thereof submitted to us and the capacity of all natural persons.

     As to various facts material to the opinions expressed herein, we have relied upon certificates of and other communications with public officials and officers of the Company, and we have not made any independent investigation as to the accuracy of the information obtained thereby. We have assumed, without investigation or verification, that none of that information contains any untrue statement of a material fact or omits to state a fact necessary to make the statements made therein not misleading.

     Based upon the foregoing, and subject to the exceptions, limitations and qualifications hereinafter stated, we are of the following opinions:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

     2. The Company possesses the corporate power and authority to execute, deliver and perform the Closing Documents to which the Company is a party.

     3. The Company possesses the corporate power and authority to own or lease its assets. To our knowledge, the Company possesses the corporate power and authority to carry on its business as known to us.

     4. The Company's execution, delivery and performance of the Agreement and the Escrow Agreement will not, directly or indirectly, breach or violate
(i) any provision of the Articles of Incorporation or the bylaws of the Company, (ii) any resolution of the Board of Directors, any committee of the Board of Directors or the shareholders of the Company, (iii) or result in a Lien on any of the assets of the Company pursuant to any material contract or agreement of the Company known to us, or (iv) any writ, order, or decision of any court or governmental instrumentality which is binding on the Company and known to us.

     5. The Company's execution, delivery and performance of the Agreement and the Escrow Agreement will not violate any Texas or United States federal law, statute, regulation or rule to which the Company is, or its assets are, subject or bound.

     6. The Company is authorized to issue 1,000 shares of Common Stock, of which, after giving effect to the transactions contemplated by the Agreement,
136.1418 shares will be issued and outstanding. All of the outstanding shares of Common Stock will be duly authorized and validly issued and will not be issued in breach or violation of any Applicable Law or statutory or contractual preemptive rights.

     7. Except as contemplated by the Agreement, the Employment Agreements and the Stock Appreciation Rights Agreement, there are no subscriptions, options, warrants, rights (including "phantom" or similar stock rights), convertible securities or other agreements or commitments (contingent or otherwise) that have been issued, granted or adopted by the Company pursuant to which the Company is required to issue any shares of Common Stock or any securities convertible into or exchangeable for Common Stock.

     8. Each Shareholder has executed and delivered the Closing Documents to which such Shareholder is a party, and each of such Closing Documents constitutes a valid, legal and binding obligation of each such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to any law Affecting Creditors' Rights and the enforceability of such Closing Document against the other parties to such document.

     9. Each Shareholders' execution, delivery and performance of the Closing Documents will not, directly or indirectly, breach or violate any material contract or agreement or any writ, order, or decision of any court or governmental instrumentality which, in each case, is binding on such Shareholder and know to us.

                       [HAYNES AND BOONE, LLP LETTERHEAD]



     10. Each Shareholders' execution, delivery and performance of the Closing Documents will not violate any Texas or United States federal law, statute, regulation or rule to which such Shareholder is subject or bound.

     The opinions expressed herein are subject to the following exceptions, limitations and qualifications:

     (1) The opinions expressed herein are limited to the laws and regulations of the State of Texas and the laws and regulations of the United States of America that are applicable to transactions of the type contemplated by the Closing Documents, and we assume no responsibility as to the applicability or the effect of any other laws or regulations. No opinion is expressed herein with respect to any laws, ordinances or regulations of any county, city or other political subdivision of the State of Texas.

     (2) The opinions expressed in paragraph 1 regarding the Company is rendered solely on the basis of a certificate issued by the Secretary of State of Texas.

     (3) For purposes of this opinion letter, we have assumed that the Agreement and the Closing Documents are the valid, binding and enforceable obligations of the Company.

     (4) The opinions expressed herein are limited to the matters specifically addressed, and no opinion is implied or may be inferred beyond the matters so specifically addressed.

     (5) The opinions expressed herein are rendered as of the date of this opinion letter, and we undertake no obligation to advise you of, or to supplement any of our opinions because of, any changes or developments in fact or law that may hereafter come to our attention.

     (6) With respect to the enforceability of the Agreement and the Closing Documents, we have assumed without expressing any opinion that the company will be solvent after giving effect to the redemption of the Common Stock contemplated in the Agreement as is required pursuant to Article 2.88 of the Texas Business Corporation Act.

     (7) The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Closing Documents and may not be relied upon by any other person without our prior written consent. No part of this opinion letter may be used, circulated, quoted or otherwise referred to in any document or report, or provided to or used by any person other than you, without our prior written consent.

                                        Respectfully submitted,


                                        /s/ HAYNES AND BOONE, L.L.P.

                          EXHIBIT F (to EXHIBIT 10.1)

                        FORM OF COMPANY'S LEGAL OPINIONS

                      [GARDERE & WYNNE, L.L.P. LETTERHEAD]



                               November 12, 1997


FWT Acquisition, Inc.
c/o Baker Communications Fund, L.P.
575 Madison Avenue, 10th Floor
New York, New York 10022

     Re:  Stock Purchase and Redemption Agreement, dated as of
          November 12, 1997, by and among FWT Acquisition, Inc.,
          FWT, Inc., T.W. Moore, Betty Moore, Carl Moore,
          Thomas F. "Fred" Moore and Roy J. Moore (the "Agreement")

Ladies and Gentlemen:

     We have acted as counsel to FWT, Inc., a Texas corporation (the "Company"), in connection with the Agreement, which provides for (a) the redemption of shares of Common Stock, $10.00 par value per share, of the Company ("Common Stock") by the Company from each of T.W. Moore, Betty Moore, Carl Moore, Thomas
F. "Fred" Moore and Roy J. Moore (collectively, the "Shareholders") and (b) the purchase of shares of Common Stock by FWT Acquisition, Inc., a Delaware corporation ("Purchaser") from each of the "Shareholders"), all on the terms and conditions set forth in the Agreement. This opinion letter is being delivered to you at the Company's request pursuant to Section 1.8(a) of the Agreement. Unless otherwise defined or expressed herein or the context otherwise requires, each term used herein with its initial letter capitalized has the meaning given to that term in the Agreement.

     In rendering the opinions expressed herein, we have examined originals, or copies of originals certified or otherwise authenticated to our satisfaction, of the Agreement and the Escrow Agreement and such other agreements, documents, certificates and other papers and evidence as we have deemed relevant and necessary as a basis therefor. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of any copies thereof submitted to us and the capacity of all natural persons.

     As to various facts material to the opinions expressed herein, we have relied upon certificates of and other communications with public officials and officers of the Company, and we have not made any independent investigation as to the accuracy of the information obtained thereby.

     Based upon the foregoing, and subject to the exceptions, limitations and qualifications hereinafter stated, we are of the following opinions:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

     2. The Company is a corporation duly qualified to transact business as a foreign corporation and is in good standing in the State of Louisiana.

FWT Acquisition, Inc.
November 12, 1997
Page 2

     3. The Company possesses the corporate power and authority to execute, deliver and perform the Agreement and the Escrow Agreement.

     4. The Company has duly authorized, executed and delivered the Agreement and the Escrow Agreement and the Agreement and the Escrow Agreement each constitute a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to any Law Affecting Creditors' Rights and the enforceability of the Agreement or the Escrow Agreement against the other parties to the Agreement or the Escrow Agreement.

     5. The Company's execution, delivery and performance of the Agreement and the Escrow Agreement will not directly or indirectly breach or violate any provision of the Articles of Incorporation or the Bylaws of the Company.

     The opinions expressed herein are subject to the following exceptions, limitations and qualifications:

     A. The opinions expressed herein are limited to the laws and regulations of the State of Texas and the laws and regulations of the United States of America that are applicable to the transactions of the type contemplated in the Agreement and the Escrow Agreement, and we assume no responsibility as to the applicability or the effect of any other laws or regulations. No opinion is expressed herein with respect to any laws, ordinances or regulations of any county, city or other political subdivision of the State of Texas.

     B. The opinion expressed in Paragraph 1 regarding the good standing of the Company is rendered solely on the basis of a certificate issued by the Comptroller of Public Accounts of the State of Texas. The opinions expressed in Paragraph 2 regarding the qualification to transact business as a foreign corporation and good standing in such foreign jurisdictions is rendered solely on the basis of certificates issued by public officials in such foreign jurisdictions.

     C. The opinions expressed herein are limited to the matters specifically addressed, and no opinion is implied or may be inferred beyond the matters so specifically addressed.

     D. The opinions expressed herein are rendered as of the date of this opinion letter, and we undertake no obligation to advise you of, or to supplement any of our opinions because of, any changes or developments in fact or law that may hereafter come to our attention.

     E. The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Agreement and may not be relied upon by any other Person without our prior written consent. No part of this opinion letter may be used, circulated, quoted or otherwise referred to in any document or report, or provided to or used by any person other than you, without our prior written consent.

FWT Acquisition, Inc.
November 12, 1997
Page 3

     F. The validity, binding effect or enforceability against the Company of the indemnification provisions of the Agreement and the Escrow Agreement may be subject to or limited by public policy relating to federal or state securities law~.

     G. We have assumed, without expressing any opinion, that the Company will be solvent after giving effect to the redemption of the Common Stock described in the Agreement and the Company will have sufficient surplus to consummate the redemption of the Common Stock described in the Agreement, both as are required pursuant to Article 2.38 of the Texas Business Corporation Act. Further, we understand that with respect to the solvency of the Company after giving effect to the redemption of the Common Stock described in the Agreement, the Company and you will be relying solely on the opinion of Houlihan, Lokey, Howard & Zukin.

                                   Respectfully submitted,

                                   GARDERE & WYNNE, L.L.P.



                                   By: /s/ WILLIAM D. YOUNG
                                      --------------------------------------
                                           William D. Young, Partner

                          EXHIBIT G (to EXHIBIT 10.1)

                               FORM OF TAX NOTES

                          SUBORDINATED PROMISSORY NOTE
                              (Section 338(h)(10))

$245,000                                                     November 12, 1997

         FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Betty Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Two Hundred Forty-five Thousand and 00/100 dollars ($245,000.00), together with interest as provided herein.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

         Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable, together with any accrued and unpaid interest to date, on April 10, 1998. Interest on the unpaid principal balance of this Note shall be due and payable monthly commencing December 15, 1997 and continuing on the same day of each month thereafter until maturity. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

         Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

         Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

                                  ARTICLE II.
                                    DEFAULTS

         Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

                 (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                 (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                 (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

         Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                 SUBORDINATION

         Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause
(ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

         Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

         Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

                 (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

                 (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

         Section 3.3      Default on Senior Indebtedness.

                 (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

                 (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

                 (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such, declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                 (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

         Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in
Section 3.2 from making any Security Payment.

         Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

         Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

         Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

                 (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

                 (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

                 (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

         If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

         Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

         Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

         Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

         Maker:                   FWT, Inc.
                                  1901 East Loop 820 South
                                  Fort Worth, Texas
                                  76112-7899
                                  Attention: President

         With a copy to:          Akin Gump Strauss Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas 75201-4675
                                  Attention: Gary M. Lawrence

         Payee:
                                  -------------------------

                                  -------------------------

                                  -------------------------

                                  -------------------------

         Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

         Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words ""hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

         Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                      FWT, INC., A TEXAS CORPORATION

                                      By: /s/ LAWRENCE A. BETTINO
                                         --------------------------------------
                                         Lawrence A. Bettino, Vice President

                          SUBORDINATED PROMISSORY NOTE
                              (Section 338(h)(10))

$245,000                                                        November 12,1997

         FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to T. W. Moore, an individual resident of Ft. Worth, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Two Hundred Forty-five Thousand and 00/100 dollars ($245,000.00), together with interest as provided herein.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

         Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable, together with any accrued and unpaid interest to date, on April 10, 1998. Interest on the unpaid principal balance of this Note shall be due and payable monthly commencing December 15, 1997 and continuing on the same day of each month thereafter until maturity. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

         Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

         Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

                                  ARTICLE II.
                                    DEFAULTS

         Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

                 (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                 (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                 (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

         Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                 SUBORDINATION

         Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause
(ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

         Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

         Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

                 (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

                 (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

         Section 3.3      Default on Senior Indebtedness.

                 (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

                 (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

                 (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to tend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                 (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

         Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in
Section 3.2 from making any Security Payment.

         Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

         Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

         Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

                 (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

                 (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

                 (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

         If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

         Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

         Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

         Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

         Maker:                   FWT, Inc.
                                  1901 East Loop 820 South
                                  Fort Worth, Texas
                                  76112-7899
                                  Attention: President

         With a copy to:          Akin Gump Strauss Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas 75201-4675
                                  Attention: Gary M. Lawrence

         Payee:
                                  -------------------------

                                  -------------------------

                                  -------------------------



         Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

         Section 4.6 Section Headings. Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

         Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                      FWT, INC., A TEXAS CORPORATION

                                      By: /s/ LAWRENCE A. BETTINO
                                         --------------------------------------
                                         Lawrence A. Bettino, Vice President

                          SUBORDINATED PROMISSORY NOTE
                              (Section 338(h)(10))

$364,166.67                                                    November 12, 1997

         FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Roy J. Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Three Hundred Sixty-four Thousand One Hundred Sixty-six dollars and 67/100 ($364,166.67), together with interest as provided herein.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE 1.
                                    PAYMENTS

         Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable, together with any accrued and unpaid interest to date, on April 10, 1998. Interest on the unpaid principal balance of this Note shall be due and payable monthly commencing December 15, 1997 and continuing on the same day of each month thereafter until maturity. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually-charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

         Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

         Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

                                  ARTICLE II.
                                    DEFAULTS

         Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

                 (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                 (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                 (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

         Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                 SUBORDINATION

         Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause
(ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

         Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

         Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

                 (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

                 (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

         Section 3.3      Default on Senior Indebtedness.

                 (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

                 (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

                 (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                 (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

         Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in
Section 3.2 from making any Security Payment.

         Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

         Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

         Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

                 (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

                 (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

                 (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

         If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

         Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

         Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

         Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

         Maker:                   FWT, Inc.
                                  1901 East Loop 820 South
                                  Fort Worth, Texas
                                  76112-7899
                                  Attention: President

         With a copy to:          Akin Gump Strauss Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas 75201-4675
                                  Attention: Gary M. Lawrence

         Payee:                   Roy J. Moore
                                  Orchid Court
                                  Arlington, Texas 76016

         Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

         Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

         Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid, or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                      FWT, INC., A TEXAS CORPORATION

                                      By: /s/ LAWRENCE A. BETTINO
                                         --------------------------------------
                                         Lawrence A. Bettino, Vice President

                          SUBORDINATED PROMISSORY NOTE
                              (Section 338(h)(10))

$364,166.67                                                    November 12, 1997

         FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Carl R. Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Three Hundred Sixty-four Thousand One Hundred Sixty-six dollars and 67/100 ($364,166.67), together with interest as provided herein.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE 1.
                                    PAYMENTS

         Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable, together with any accrued and unpaid interest to date, on April 10, 1998. Interest on the unpaid principal balance of this Note shall be due and payable monthly commencing December 15, 1997 and continuing on the same day of each month thereafter until maturity. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

         Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

         Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

                                  ARTICLE II.
                                    DEFAULTS

         Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

                 (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                 (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                 (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

         Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                 SUBORDINATION

         Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause
(ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note..

         Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

         Section 3.2 Liquidation; Dissolution: Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

                 (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

                 (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

         Section 3.3      Default on Senior Indebtedness.

                 (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

                 (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

                 (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                 (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

         Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in
Section 3.2 from making any Security Payment.

         Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

         Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

         Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

                 (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

                 (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

                 (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

         If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

         Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

         Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

         Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

         Maker:                   FWT, Inc.
                                  1901 East Loop 820 South
                                  Fort Worth, Texas
                                  76112-7899
                                  Attention: President

         With a copy to:          Akin Gump Strauss Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas 75201-4675
                                  Attention: Gary M. Lawrence

         Payee:                   Carl R. Moore
                                  Flower Garden
                                  Arlington, Texas 76016

         Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

         Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

         Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                      FWT, INC., A TEXAS CORPORATION

                                      By: /s/ LAWRENCE A. BETTINO
                                         --------------------------------------
                                         Lawrence A. Bettino, Vice President

                          SUBORDINATED PROMISSORY NOTE
                              (Section 338(h)(10))

$364,166.67                                                     November 12,1997

         FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Thomas F. "Fred" Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Three Hundred Sixty-four Thousand One Hundred Sixty-six dollars and 67/100 dollars ($364,166.67), together with interest as provided herein.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

         Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable, together with any accrued and unpaid interest to date, on April 10, 1998. Interest on the unpaid principal balance of this Note shall be due and payable monthly commencing December 15, 1997 and continuing on the same day of each month thereafter until maturity. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

         Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

         Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

                                  ARTICLE II.
                                    DEFAULTS

         Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

                 (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                 (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                 (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

         Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                 SUBORDINATION

         Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause
(ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

         Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

         Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

                 (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

                 (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

         Section 3.3      Default on Senior Indebtedness.

                 (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

                 (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

                 (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such, declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                 (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

         Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in
Section 3.2 from making any Security Payment.

         Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

         Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

         Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

                 (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

                 (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

                 (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

         If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

         Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

         Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

         Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

         Maker:                   FWT, Inc.
                                  1901 East Loop 820 South
                                  Fort Worth, Texas
                                  76112-7899
                                  Attention: President

         With a copy to:          Akin Gump Strauss Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas 75201-4675
                                  Attention: Gary M. Lawrence

         Payee:                   Thomas F. "Fred" Moore
                                  Bay Club Drive
                                  Arlington, Texas 76013

         Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

         Section 4.6 Section Headings. Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

         Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                      FWT, INC., A TEXAS CORPORATION

                                      By: /s/ LAWRENCE A. BETTINO
                                         --------------------------------------
                                         Lawrence A. Bettino, Vice President

                         EXHIBIT H (to Exhibit 10.1)

                         FORM OF WORKING CAPITAL NOTES

                          SUBORDINATED PROMISSORY NOTE
                           (PURCHASE PRICE ADJUSTMENT)

$230,242.88                                                    November 12, 1997

     FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Betty Moore, an individual resident of Fort Worth, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Two Hundred Thirty Thousand Two Hundred Forty-two and 88/100 dollars ($230,242.88), together with interest as provided herein.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS


     Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable in 12 consecutive monthly installments commencing on December 15, 1997, the first eleven of which shall each be in the amount of $19,186.61, and a final installment on November 15, 1998, in the amount of the entire unpaid principal balance of this Note. Interest on the unpaid principal balance of this Note shall be due and payable monthly, together with each payment of principal. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

     Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

     Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

     Section 1.4 Right of Adjustment. Pursuant to the terms and conditions set forth in Article II of the Agreement, this Note is subject to increase or decrease. Any such increase or decrease shall be evidenced by an amendment hereto executed by Maker and Payee. Each such amendment shall include a ratable amendment to the amount of the scheduled monthly payments due hereunder.

                                   ARTICLE II.
                                    DEFAULTS

     Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

             (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                  SUBORDINATION

     Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause (ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

     Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

     Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

             (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

             (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

     Section 3.3 Default on Senior Indebtedness.

             (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

             (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

             (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made, provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

             (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

     Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in Section 3.2 from making any Security Payment.

     Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

     Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

     Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

             (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

             (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

             (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

     If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default

     Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

     Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

     Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

    Maker:               FWT, Inc.
                         1901 East Loop 820 South
                         Fort Worth, Texas
                         76112-7899
                         Attention: President

    With a copy to:      Akin Gump Strauss Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                         Dallas, Texas 75201-4675
                         Attention: Gary M. Lawrence

    Payee:
                         ----------------------------------

                         ----------------------------------

                         ----------------------------------

                         ----------------------------------

     Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

     Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

     Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                   FWT, INC., A TEXAS CORPORATION




                                   By: /s/ LAWRENCE A. BETTINO
                                      -----------------------------------
                                       Lawrence A. Bettino
                                       Vice President

                          SUBORDINATED PROMISSORY NOTE
                           (PURCHASE PRICE ADJUSTMENT)

$230,242.88                                                    November 12, 1997

     FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to T. W. Moore, an individual resident of Fort Worth, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of Two Hundred Thirty Thousand Two Hundred Forty-two and 88/100 dollars ($230,242.88), together with interest as provided herein.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

     Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable in 12 consecutive monthly installments commencing on December 15, 1997, the first eleven of which shall each be in the amount of $19,186.61, and a final installment on November 15, 1998, in the amount of the entire unpaid principal balance of this Note. Interest on the unpaid principal balance of this Note shall be due and payable monthly, together with each payment of principal. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

     Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

     Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

     Section 1.4 Right of Adjustment. Pursuant to the terms and conditions set forth in Article II of the Agreement, this Note is subject to increase or decrease. Any such increase or decrease shall be evidenced by an amendment hereto executed by Maker and Payee. Each such amendment shall include a ratable amendment to the amount of the scheduled monthly payments due hereunder.

                                   ARTICLE II.
                                    DEFAULTS

     Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

             (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                  SUBORDINATION

     Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause (ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

     Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

     Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating to Maker or its property:

             (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

             (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

     Section 3.3 Default on Senior Indebtedness.

             (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

             (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

             (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a) Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

             (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

     Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in Section 3.2 from making any Security Payment.

     Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

     Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

     Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

             (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

             (b) affect the relative rights of Payee and creditors of Maker other am holders of Senior Indebtedness; or

             (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

     If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default

     Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

     Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

     Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

    Maker:               FWT, Inc.
                         1901 East Loop 820 South
                         Fort Worth, Texas
                         76112-7899
                         Attention: President

    With a copy to:      Akin Gump Strauss Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                         Dallas, Texas 75201-4675
                         Attention: Gary M. Lawrence

    Payee:
                         ----------------------------------

                         ----------------------------------

                         ----------------------------------

                         ----------------------------------

     Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

     Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

     Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                   FWT, INC., A TEXAS CORPORATION




                                   By: /s/ LAWRENCE A. BETTINO
                                      -----------------------------------
                                       Lawrence A. Bettino
                                       Vice President

                          SUBORDINATED PROMISSORY NOTE
                           (PURCHASE PRICE ADJUSTMENT)

$150,455.75                                                    November 12, 1997

     FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Roy J. Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of One Hundred Fifty Thousand Four Hundred Fifty-five and 75/100 dollars ($150,455.75), together with interest as provided herein.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

     Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable in 12 consecutive monthly installments commencing on December 15, 1997, the first eleven of which shall each be in the amount of $12,537.98, and a final installment on November 15, 1998, in the amount of the entire unpaid principal balance of this Note. Interest on the unpaid principal balance of this Note shall be due and payable monthly, together with each payment of principal. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

     Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

     Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

     Section 1.4 Right of Adjustment. Pursuant to the terms and conditions set forth in Article II of the Agreement, this Note is subject to increase or decrease. Any such increase or decrease shall be evidenced by an amendment hereto executed by Maker and Payee. Each such amendment shall include a ratable amendment to the amount of the scheduled monthly payments due hereunder.

                                   ARTICLE II.
                                    DEFAULTS

     Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

             (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                  SUBORDINATION

     Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause (ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

     Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

     Section 3.2 Liquidation; Dissolution: Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating, to Maker or its property:

             (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

             (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

     Section 3.3 Default on Senior Indebtedness.

             (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

             (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

             (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3 with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

             (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

     Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in Section 3.2 from making any Security Payment.

     Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

     Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

     Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

             (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

             (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

             (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

     If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

     Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

     Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

     Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

    Maker:               FWT, Inc.
                         1901 East Loop 820 South
                         Fort Worth, Texas
                         76112-7899
                         Attention: President

    With a copy to:      Akin Gump Strauss Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                         Dallas, Texas 75201-4675
                         Attention: Gary M. Lawrence

    Payee:               Roy J. Moore
                         Orchid court
                         Arlington, TX 76016

     Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

     Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

     Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                   FWT, INC., A TEXAS CORPORATION




                                   By: /s/ LAWRENCE A. BETTINO
                                      -----------------------------------
                                       Lawrence A. Bettino
                                       Vice President

                          SUBORDINATED PROMISSORY NOTE
                           (PURCHASE PRICE ADJUSTMENT)

$150,455.75                                                    November 12, 1997

     FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Carl R. Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of One Hundred Fifty Thousand Four Hundred Fifty-five and 75/100 dollars ($150,455.75), together with interest as provided herein.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

     Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable in 12 consecutive monthly installments commencing on December 15, 1997, the first eleven of which shall each be in the amount of $12,537.98, and a final installment on November 15, 1998, in the amount of the entire unpaid principal balance of this Note. Interest on the unpaid principal balance of this Note shall be due and payable monthly, together with each payment of principal. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

     Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

     Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

     Section 1.4 Right of Adjustment. Pursuant to the terms and conditions set forth in Article II of the Agreement, this Note is subject to increase or decrease. Any such increase or decrease shall be evidenced by an amendment hereto executed by Maker and Payee. Each such amendment shall include a ratable amendment to the amount of the scheduled monthly payments due hereunder.

                                   ARTICLE II.
                                    DEFAULTS

     Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

             (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                  SUBORDINATION

     Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause (ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

     Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

     Section 3.2 Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating, to Maker or its property:

             (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

             (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

     Section 3.3 Default on Senior Indebtedness.

             (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

             (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

             (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3) with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made; provided that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

             (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

     Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in Section 3.2 from making any Security Payment.

     Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

     Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

     Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

             (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

             (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

             (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

     If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

     Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

     Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

     Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

    Maker:               FWT, Inc.
                         1901 East Loop 820 South
                         Fort Worth, Texas
                         76112-7899
                         Attention: President

    With a copy to:      Akin Gump Strauss Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                         Dallas, Texas 75201-4675
                         Attention: Gary M. Lawrence

    Payee:               Carl R. Moore
                         Flower Garden
                         Arlington, TX 76016

     Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

     Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

     Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                   FWT, INC., A TEXAS CORPORATION




                                   By: /s/ LAWRENCE A. BETTINO
                                      -----------------------------------
                                       Lawrence A. Bettino
                                       Vice President

                          SUBORDINATED PROMISSORY NOTE
                           (PURCHASE PRICE ADJUSTMENT)

$150,455.75                                                    November 12, 1997

     FOR VALUE RECEIVED, FWT Inc., a Texas corporation ("MAKER"), promises to pay to Thomas F. "Fred" Moore, an individual resident of Arlington, Texas ("PAYEE"), in lawful money of the United States of America, the principal sum of One Hundred Fifty Thousand Four Hundred Fifty-five and 75/100 dollars ($150,455.75), together with interest as provided herein.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 (as such may be amended from time to time, the "AGREEMENT"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

                                   ARTICLE I.
                                    PAYMENTS

     Section 1.1 Principal and Interest. The principal amount of this Note shall be due and payable in 12 consecutive monthly installments commencing on December 15, 1997, the first eleven of which shall each be in the amount of $12,537.98, and a final installment on November 15, 1998, in the amount of the entire unpaid principal balance of this Note. Interest on the unpaid principal balance of this Note shall be due and payable monthly, together with each payment of principal. Interest shall accrue on the unpaid principal balance of this Note at the Prime Rate (but in no event in excess of the maximum nonusurious interest rate permitted by applicable law) and shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed. "PRIME RATE" shall mean the rate that Bankers Trust Company, New York, New York announces from time to time as its prime lending rate in the United States for dollar denominated loans, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by any lending institution to any customer. Lending institutions may make loans at rates of interest at, above or below the Prime Rate.

     Section 1.2 Manner of Payments. All payments of principal and interest on this Note shall be made by certified check at Fort Worth, Texas, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Texas.

     Section 1.3 Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in forward order of maturity.

     Section 1.4 Right of Adjustment. Pursuant to the terms and conditions set forth in Article II of the Agreement, this Note is subject to increase or decrease. Any such increase or decrease shall be evidenced by an amendment hereto executed by Maker and Payee. Each such amendment shall include a ratable amendment to the amount of the scheduled monthly payments due hereunder.

                                   ARTICLE II.
                                    DEFAULTS

     Section 2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

             (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 15 days after Payee notifies Maker thereof in writing.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Section 2.2 Notice by Maker. Maker shall notify Payee in writing within 5 days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Section 2.3 Remedies. During the existence of an Event of Default hereunder, Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies upon the occurrence of an Event of Default under this Note, including, without limitation, reasonable attorneys' fees.

                                  ARTICLE III.
                                  SUBORDINATION

     Section 3.1 Agreement to Subordinate. Notwithstanding any other provision to the contrary in this Note, Maker covenants and agrees, and Payee by accepting this Note covenants and agrees, that the principal of and interest on the indebtedness now or hereafter evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all existing and future Senior Indebtedness, and that the subordination provisions set forth in this Article are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. "SENIOR INDEBTEDNESS" means (i) indebtedness and other obligations under (1) that certain Credit Agreement, dated as of November 12, 1997, among Maker, BT Commercial Corporation, as agent, and the lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different agent and lenders and (2) that certain Senior Secured Credit Agreement, dated as of November 12, 1997, among Maker, Bankers Trust Company, as administrative agent, and lenders as parties thereto, as such may be amended, modified, restated or refinanced from time to time, with the same or different administrative agent and lenders (subject to clause (ii) below) specifically excluding from each of the foregoing (ii) indebtedness and other obligations that are, by their express terms, subordinated in right of payment to any other indebtedness of the Company. By way of example and not in limitation of the foregoing, "Senior Indebtedness" shall not include "the Notes" as such term is defined in the Preliminary Offering Memorandum dated October 31, 1997, relating to a proposed offering of Senior Subordinated Notes of Maker under Rule 144A of the Securities Act of 1993, as amended which Senior Subordinated Notes shall be pari passu with this Note.

     Payee by accepting this Note acknowledges and agrees that the subordination provision set forth in this Article are, and are intended to be, an inducement and consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created before or after the issuance of this Note, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and such holder is made an obligee hereunder and may enforce directly such subordination provisions.

     Section 3.2 Liquidation; Dissolution: Bankruptcy. Upon any payment or distribution (whether in cash, property, debt, equity or other securities, a combination thereof or otherwise) to creditors or equity holders of Maker in a voluntary or involuntary liquidation or dissolution of Maker, whether total or partial, or in bankruptcy, reorganization, insolvency, receivership, dissolution, assignment for the benefit of creditors, marshaling of assets or similar proceeding relating, to Maker or its property:

             (a) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness before Payee shall be entitled to receive any Security Payment (as defined in Section 3.3(a)); and

             (b) until all Senior Indebtedness is paid in full in cash, any Security Payment to which Payee would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

     Section 3.3 Default on Senior Indebtedness.

             (a) Upon any Senior Indebtedness becoming due and payable, whether at the stated maturity thereof or by acceleration or otherwise, such Senior Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, before Maker or any Person acting on behalf of Maker shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value or make any other prepayment, payment or distribution (whether in cash, property, securities or a combination thereof or otherwise) on account of the principal of (or premium, if any) or interest on, this Note (each, a "Security Payment").

             (b) No Security Payment shall be made if, at the time of such Security Payment, Maker and Payee have received notice from a holder of Senior Indebtedness that there exists a default in payment of all or any portion of any principal of (and premium, if any) and interest and fees, expenses, costs and other obligations on Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness.

             (c) In addition, during the continuance of any event of default (other than a default referred to in subsection (b) of this Section 3.3 with respect to any Senior Indebtedness having a principal amount (or binding commitment to lend principal) in excess of $15,000,000 ("SPECIFIED SENIOR INDEBTEDNESS"), as such event of default is defined therein or in the instrument under which such Specified Senior Indebtedness is outstanding, permitting the holders of such Specified Senior Indebtedness to accelerate the maturity thereof under the terms of such Specified Senior Indebtedness, and upon written notice of such event of default given by the to Payee, with a copy to Maker, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no Security Payment shall be made, provided, that if the holders of the Specified Senior Indebtedness to which the default relates have not declared such Specified Senior Indebtedness to be immediately due and payable within 179 days after the occurrence of such default (or have declared such Specified Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then, subject to the provisions of Section 3.2 and 3.3(a), Maker shall pay all past due scheduled payments and shall resume making any and all unpaid scheduled Security Payments. Any period during which any Security Payment is prohibited pursuant to the immediately preceding sentence is referred to in this Article as a "PAYMENT BLOCKAGE PERIOD." Notwithstanding any other provisions of this Article or any other provision of this Note, in no event shall a payment blockage period under this Article extend beyond 179 days from the date on which such payment blockage period commenced. Not more than one payment blockage period may be commenced within any consecutive 365-day period with respect to this Note. For all purposes of this Article, no event of default that existed or was continuing on the date of the commencement of any payment blockage period with respect to the Specified Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the holder or holders of such Specified Senior Indebtedness at any time after the 365-day period referred to in the previous sentence unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

             (d) In the event that this Note is declared due and payable before its stated maturity, then, and in such event, the holders of Senior Indebtedness outstanding at the time this Note so becomes due and payable shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of such Senior Indebtedness (whether or not a default has occurred thereunder or such Senior Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before Payee shall be entitled to receive any Security Payment.

     Section 3.4 Security Payments Permitted if No Default. Nothing contained in this Article or elsewhere in this Note shall prevent Maker or any person acting on behalf of Maker, at any time except as otherwise provided in Section 3.2 from making any Security Payment.

     Section 3.5 When Security Payment Must Be Paid Over. In the event that any Security Payment is made to Payee that, because of this Article, should not have been so made or may not be paid over to Payee, such Security Payment shall be held by Payee for the benefit of, and shall forthwith be paid over or delivered to, the holders of the Senior Indebtedness remaining unpaid or their representatives, as their interests may appear, to the extent necessary to irrevocably and indefeasibly pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Section 3.6 Notices by the Company. Maker shall promptly notify Payee of any facts known to Maker that would cause a Security Payment to violate this Article, but failure to give such notice shall not affect the subordination provided in this Article of this Note to Senior Indebtedness. Without limiting the foregoing, if payment of this Note is accelerated because of an event of default, Maker shall promptly notify Payee of the acceleration.

     Section 3.7 Subrogation. After all Senior Indebtedness is irrevocably and indefeasibly paid in full in cash and until this Note is paid in full, Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Payee is not, as between Maker and Payee, payment by Maker on Senior Indebtedness.

     Section 3.8 Relative Rights. This Article defines the relative rights of Payee and holders of Senior Indebtedness. Nothing in this Note shall:

             (a) impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with their terms;

             (b) affect the relative rights of Payee and creditors of Maker other than holders of Senior Indebtedness; or

             (c) prevent Payee from exercising its available remedies upon a default or, subject to the rights of holders of Senior Indebtedness to receive prepayment, payments and distributions otherwise payable to Payee.

     If Maker fails because of this Article to pay the principal of or interest on this Note on the due date or upon the acceleration thereof, the failure is still a default.

     Section 3.9 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by (a) any act or failure to act by Maker or by its failure to comply with this Note, (b) any release of any collateral or any guarantor or any Person of Maker's obligations under the Senior Indebtedness, (c) any amendment, supplement, extension, renewal, restatement or other modification of the Senior Indebtedness, (d) any settlement or compromise of any Senior Indebtedness, (e) the unenforceability of any of the Senior Indebtedness or (f) the failure of any holder of Senior Indebtedness to pursue claims against Maker.

     Section 3.10 Distribution of Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their administrative agent or other representative (if any).

     Section 3.11 Consent of Holders of Senior Indebtedness. The provisions of this Article shall not be amended, waived or modified in a manner that would adversely affect the rights of the holders of any Senior Indebtedness, and no such amendment, waiver or modification shall become effective, unless the holders of such Senior Indebtedness shall have consented in writing (in accordance with the provisions of the agreement governing such Senior Indebtedness) to such amendment, waiver or modification.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section 4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     Section 4.2 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement shall be in writing. Such claims, consents, designations, notices, waivers, and other communications shall be considered received only on the day of actual receipt unless mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this section to send such claims, consents, designations, notices, waivers, and other communications), in which case such claims, consents, designations, notices, waivers, or other communications shall be deemed to have been received three Business Days after the date of posting:

    Maker:               FWT, Inc.
                         1901 East Loop 820 South
                         Fort Worth, Texas
                         76112-7899
                         Attention: President

    With a copy to:      Akin Gump Strauss Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                         Dallas, Texas 75201-4675
                         Attention: Gary M. Lawrence

    Payee:               Thomas F. "Fred" Moore
                         Bay Club Drive
                         Arlington, TX 76013

     Section 4.3 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 4.4 Governing Law. THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 4.5 Parties in Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will to legatees or, in default thereof, by operation of law to heirs.

     Section 4.6 Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     Section 4.7 Gender and Number. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     Section 4.8 Non-Negotiable and Non-Assignability. Notwithstanding anything herein to the contrary, this Note shall be non-negotiable and shall not be assignable by the parties hereto. Any attempted negotiation or assignment of this Note shall be null and void and of no effect.

     Section 4.9 Usury. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Payee.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                   FWT, INC., A TEXAS CORPORATION




                                   By: /s/ LAWRENCE A. BETTINO
                                      -----------------------------------
                                       Lawrence A. Bettino
                                       Vice President